UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number           811-04700

                                 The Gabelli Equity Trust Inc.

(Exact name of registrant as specified in charter)

One Corporate Center

                    Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                                  Rye, New York  10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code:   1-800-422-3554

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

The Gabelli Equity Trust Inc.

Annual Report — December 31, 2014

(Y)our Portfolio Management Team

To Our Shareholders,

For the year ended December 31, 2014, the net asset value (“NAV”) total return of The Gabelli Equity Trust Inc. (the “Fund”) was 4.7%, compared with total returns of 13.7% and 10.0% for the Standard & Poor’s (“S&P”) 500 Index and the Dow Jones Industrial Average, respectively. The total return for the Fund’s publicly traded shares was (6.1)%. The Fund’s NAV per share was $6.78, while the price of the publicly traded shares closed at $6.47 on the New York Stock Exchange (“NYSE”). See below for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of December 31, 2014.

Sincerely yours,

Bruce N. Alpert

President

Comparative Results

Average Annual Returns through December 31, 2014 (a) (Unaudited)
	1 Year	5 Year	10 Year	20 Year	25 Year	Since Inception (08/21/86)
Gabelli Equity Trust
NAV Total Return (b)	4.68%	17.42%	9.61%	10.71%	10.02%	11.20%
Investment Total Return (c)	(6.08)	16.51	8.70	10.23	9.47	10.71
S&P 500 Index	13.69	15.45	7.67	9.85	9.62	10.17(d)
Dow Jones Industrial Average	9.97	14.15	7.89	10.48	10.44	11.08(d)
Nasdaq Composite Index	14.80	17.27	9.26	10.49	9.82	9.64(d)

(a)

Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The Dow Jones Industrial Average is an unmanaged index of 30 large capitalization stocks. The S&P 500 and the Nasdaq Composite Indices are unmanaged indicators of stock market performance. Dividends are considered reinvested except for the Nasdaq Composite Index. You cannot invest directly in an index.

(b)

Total returns and average annual returns reflect changes in the NAV per share, reinvestment of distributions at NAV on the ex-dividend date, adjustments for rights offerings completed, spin-offs, and taxes paid on undistributed long term capital gains and are net of expenses. Since inception return is based on an initial NAV of $9.34.

(c)

Total returns and average annual returns reflect changes in closing market values on the NYSE, reinvestment of distributions, and adjustments for rights offerings, spin-offs, and taxes paid on undistributed long term capital gains. Since inception return is based on an initial offering price of $10.00.

(d)	From August 31, 1986, the date closest to the Fund’s inception for which data is available.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of total investments as of December 31, 2014:

The Gabelli Equity Trust Inc.

Food and Beverage	9.6%
Financial Services	8.8%
Cable and Satellite	8.0%
Entertainment	7.9%
Equipment and Supplies	5.7%
U.S. Government Obligations	5.3%
Diversified Industrial	5.0%
Automotive: Parts and Accessories	4.4%
Energy and Utilities	4.3%
Health Care	4.3%
Consumer Products	3.6%
Retail	3.5%
Consumer Services	3.2%
Telecommunications	2.8%
Business Services	2.6%
Aviation: Parts and Services	2.5%
Aerospace and Defense	2.2%
Machinery	2.2%
Specialty Chemicals	1.8%
Broadcasting	1.6%
Hotels and Gaming	1.6%

Publishing	1.2%
Electronics	1.1%
Wireless Communications	1.1%
Environmental Services	1.0%
Agriculture	0.7%
Automotive	0.7%
Computer Software and Services	0.7%
Communications Equipment	0.6%
Metals and Mining	0.5%
Transportation	0.4%
Real Estate	0.4%
Building and Construction	0.3%
Closed-End Funds	0.2%
Computer Hardware	0.1%
Manufactured Housing and Recreational Vehicles	0.1%
Real Estate Investment Trusts	0.0%*

100.0%

*	Amount represents less than 0.05%.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Gabelli Equity Trust Inc.

Portfolio Changes — Quarter Ended December 31, 2014 (Unaudited)

	Shares	Ownership at December 31, 2014
NET PURCHASES
Common Stocks
Ajinomoto Co. Inc.	2,000	3,000
Alere Inc.	9,450	22,450
American International Group Inc.	50,000	50,000
Amphenol Corp., Cl. A(a)	3,500	7,000
Anadarko Petroleum Corp.	2,000	39,000
Ascent Capital Group Inc., Cl. A	12,000	12,000
Assa Abloy AB, Cl. B	1,000	6,000
AutoNation Inc.	2,700	73,300
B/E Aerospace Inc.	28,000	29,000
Brown-Forman Corp., Cl. A	641	53,541
Cable & Wireless Communications plc	6,000,000	9,000,000
Chr Hansen Holding A/S	35,000	50,000
Cincinnati Bell Inc.	50,000	750,000
Cleco Corp.	30,000	30,000
Cliffs Natural Resources Inc.	18,000	30,000
Crane Co.	1,900	196,100
Cullen/Frost Bankers Inc.	4,000	14,000
Dana Holding Corp.	29,100	244,100
Diageo plc, ADR	4,500	197,000
Diebold Inc.	2,000	92,000
DigitalGlobe Inc.	14,000	14,000
EchoStar Corp., Cl. A	4,000	34,440
Energizer Holdings Inc.	22,000	128,000
Exelis Inc.	5,000	230,600
Fortress Investment Group LLC, Cl. A	40000	50000
Freeport-McMoRan Inc.	14,000	40,000
Graham Holdings Co., Cl. B	1,100	1,400
Griffin Land & Nurseries Inc.	500	56,000
H&R Block Inc.	20,000	40,400
H.B. Fuller Co.	15,000	39,000
Heineken NV	600	41,300
Hermes International(b)	1,381	1,381
Hertz Global Holdings Inc.	75,000	75,000
Hospira Inc.	1,000	31,000
Huntsman Corp.	3,000	11,000
Indivior plc(c)	46,800	46,800
International Flavors & Fragrances Inc.	1,000	73,000
Janus Capital Group Inc.	74,100	340,100
Jarden Corp.(d)	3,000	9,000
Kennametal Inc.	6,000	8,000
KLX Inc.(e)	19,500	19,500
Layne Christensen Co.	11,000	36,000
Liberty Broadband Corp., Cl. A(f)	19,250	19,250
Liberty Broadband Corp., Cl. C(g)	48,500	48,500
Liberty Ventures, Cl. A(h)	31,330	58,330

	Shares	Ownership at December 31, 2014
Macquarie Infrastructure Co. LLC	2,000	10,000
Maple Leaf Foods Inc.	5,000	45,000
Media General Inc.(i)	143,123	143,123
Millicom International Cellular SA, SDR	15,000	37,000
Mondelēz International Inc., Cl. A	10,000	282,000
Mueller Industries Inc.	2,500	46,500
Myers Industries Inc.	50,000	50,000
National Fuel Gas Co.	13,000	18,000
Navistar International Corp.	87,674	209,774
Nestlé SA	3,800	42,900
Niko Resources Ltd., Toronto	3,000	3,000
Oi SA, ADR(j)	22,000	22,000
Penske Automotive Group Inc.	10,000	25,000
Phillips 66	2,900	15,100
Post Holdings Inc.	3,900	51,000
Remy Cointreau SA	500	41,000
Republic Services Inc.	6,400	230,800
SGL Carbon SE	3,000	6,000
Superior Industries International Inc.	3,000	73,000
Swedish Match AB	10,000	823,800
The AES Corp.	45,500	101,000
The Bank of New York Mellon Corp.	6,000	210,500
The Cheesecake Factory Inc.	4,000	17,000
The Estee Lauder Companies Inc., Cl. A	800	2,800
The Hain Celestial Group Inc.(k)	16,000	32,000
The Interpublic Group of Companies Inc.	2,600	309,200
The St. Joe Co.	86,000	274,500
T-Mobile US Inc.	20,000	20,000
Tredegar Corp.	2,000	12,000
Tyco International plc(l)	217,000	217,000
Visteon Corp.	13,000	13,000
Vodafone Group plc, ADR	4,000	45,482
Walgreens Boots Alliance Inc.(m)	52,000	52,000
Wynn Resorts Ltd.	500	2,500
Xylem Inc.	6,400	296,000
Zoetis Inc.	19,000	35,000
Rights
Liberty Broadband Corp., expire 01/09/2015(n)	13,150	13,150

NET SALES
Common Stocks
ABB Ltd., ADR	(5,000)	11,000
ACCO Brands Corp.	(10,000)	-
Actavis plc	(4,600)	8,000
Acuity Brands Inc.	(2,000)	500

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Portfolio Changes (Continued) — Quarter Ended December 31, 2014 (Unaudited)

	Shares	Ownership at December 31, 2014
Allergan Inc.	(6,000)	4,000
America Movil SAB de CV, Cl. L, ADR	(5,800)	105,000
AMETEK Inc.	(4,000)	450,000
Argo Group International Holdings Ltd.	(500)	12,000
Ashland Inc.	(7,000)	10,000
Avon Products Inc.	(17,000)	98,000
Baxter International Inc.	(2,400)	27,000
Berkshire Hathaway Inc., Cl. A	(3)	124
Biogen Idec Inc.	(1,500)	19,200
Blyth Inc.	(1,000)	119,000
BorgWarner Inc.	(7,000)	109,600
British Sky Broadcasting Group plc	(20,000)	-
Brown-Forman Corp., Cl. B	(700)	17,975
Cablevision Systems Corp., Cl. A	(15,000)	1,105,000
Camden Property Trust	(1,800)	-
Cisco Systems Inc.	(30,000)	-
Clear Channel Outdoor Holdings Inc., Cl. A	(2,000)	157,000
ConocoPhillips	(5,100)	195,100
Corning Inc.	(20,000)	437,100
Coty Inc., Cl. A	(15,000)	115,000
Covidien plc	(3,000)	38,600
Crocs Inc.	(10,000)	5,000
CVS Health Corp.	(2,200)	117,800
Deere & Co.	(16,000)	302,000
Deutsche Telekom AG, ADR	(4,900)	104,000
Duke Energy Corp.	(15,400)	-
Eaton Corp. plc	(4,000)	-
Electronic Arts Inc.	(9,000)	6,000
Endo International plc	(1,000)	9,000
Fortune Brands Home & Security Inc.	(5,000)	86,000
Franklin Electric Co. Inc.	(3,300)	37,400
G4S plc	(14,800)	170,400
General Electric Co.	(25,000)	149,000
General Mills Inc.	(3,000)	50,000
Gray Television Inc.	(9,000)	16,000
Greif Inc., Cl. A	(8,000)	138,300
Greif Inc., Cl. B	(97)	12,800
Grupo Televisa SAB, ADR	(2,000)	605,000
Hanesbrands Inc.	(17,000)	27,000
Honeywell International Inc.	(5,000)	353,000
HSN Inc.	(3,000)	22,100
Il Sole 24 Ore SpA	(30,000)	50,000
International Game Technology	(25,000)	50,000
Kinder Morgan Inc.	(5,600)	-
Ladbrokes plc	(150,000)	829,400
Las Vegas Sands Corp.	(3,800)	43,000
Liberty TripAdvisor Holdings Inc., Cl. A	(1,000)	21,000

	Shares	Ownership at December 31, 2014
LIN Media LLC, Cl. A(i)	(24,000)	-
MasterCard Inc., Cl. A	(5,000)	322,000
Mead Johnson Nutrition Co.	(9,000)	25,000
Media General Inc.(i)	(130,000)	-
MGM China Holdings Ltd.	(10,000)	70,000
Modine Manufacturing Co.	(8,000)	188,000
Monsanto Co.	(1,000)	16,000
National Presto Industries Inc.	(383)	11,000
News Corp., Cl. A	(29,900)	125,000
NextEra Energy Inc.	(800)	18,000
Nobel Biocare Holding AG(o)	(50,000)	-
Northeast Utilities	(10,000)	30,000
Oi SA, ADR(j)	(309,500)	-
Oi SA, Cl. C, ADR(p)	(29,000)	-
O’Reilly Automotive Inc.	(4,000)	90,000
Park-Ohio Holdings Corp.	(3,000)	86,000
PepsiCo Inc.	(4,600)	213,000
Precision Castparts Corp.	(500)	78,000
QTS Realty Trust Inc., Cl. A	(4,500)	-
Rowan Companies plc, Cl. A	(13,000)	140,000
Skyline Corp.	(1,500)	50,000
Standard Motor Products Inc.	(15,000)	115,000
Starz, Cl. A	(7,000)	71,700
State Street Corp.	-	124,100
Telecom Italia SpA	(15,000)	575,000
Telefonica SA, ADR	(18,600)	578,715
Telephone & Data Systems Inc.	(3,000)	570,300
The ADT Corp.	(52,000)	130,000
The Central Europe, Russia, and Turkey Fund Inc.	(411)	89,000
The Western Union Co.	(20,000)	-
Time Inc.	(11,850)	-
Time Warner Cable Inc.	(5,000)	72,000
TimkenSteel Corp.	(6,500)	32,000
Tokyo Broadcasting System Holdings Inc.	(1,000)	40,000
Tootsie Roll Industries Inc.	(11,120)	122,540
Trinity Industries Inc.	(10,400)	46,000
TripAdvisor Inc.	(1,300)	5,500
Tyco International Ltd.(l)	(217,000)	-
Vectrus Inc.	(2,533)	10,000
Verizon Communications Inc.	(2,630)	133,000
Viacom Inc., Cl. A	(12,500)	276,500
Walgreen Co.(m)	(52,000)	-
Watts Water Technologies Inc., Cl. A	(3,000)	125,000
Westar Energy Inc.	(5,000)	169,500
Yahoo! Inc.	(30,000)	130,000

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Portfolio Changes (Continued) — Quarter Ended December 31, 2014 (Unaudited)

	Shares	Ownership at December 31, 2014
Rights
SGL Carbon SE, expire 10/13/2014	(3,000)	-

(a)	Stock Split - 2 shares for every 1 share held.
(b)

Spin-off - 2 shares of Hermes International for every 41 shares of LVMH Moet Hennessy Louis Vuitton SA held. 0.056636 shares of Hermes International for every 1 share of Christian Dior SA held. 3 shares were sold after spin-offs.

(c)	Spin-off - 1 share of Indivior plc for every 1 share of Reckitt Benckiser Group plc held.
(d)	Stock Split - 3 shares for every 2 shares held.
(e)	Spin-off - 1 share of KLX Inc. for every 2 shares of B/E Aerospace Inc. held. 5,000 shares were purchased after spin-off.
(f)	Spin-off - 0.25 shares of Liberty Broadband Corp., Cl. A for every 1 share of Liberty Media Corp., Cl. A held. 3,000 shares were sold after spin-off.
(g)	Spin-off - 1 share of Liberty Broadband Corp., Cl. C for every 4 share of Liberty Media Corp., Cl. C held. 5,000 shares were purchased after spin-off.
(h)	Spin-off - 0.14217 shares of Liberty Ventures, Cl. A for every 1 share of Liberty Interactive Corp., Cl. A held. 2,185 shares were purchased after spin-off.
(i)

Cash Merger and Identifier Change - $16.32 plus 0.5468 shares of Media General Inc. for every 1 share of LIN Media LLC, Cl. A held. 130,000 shares of Media General Inc. (584404107) changed its identifier to Media General Inc. (58441K100).

(j)

Reversed stock split and identifier change - 300,000 shares of Oi SA, ADR (670851203) had reversed stock split for 1:10. 9,500 shares of Oi SA, ADR (670851203) remained the same. Identifier changed from Oi SA, ADR (670851203) to Oi SA, ADR (670851401). 17,500 shares were sold after reversed stock split and identifier change.

(k)	Stock Split - 2 shares for every 1 share held.
(l)	Name and Identifier change from Tyco International Ltd. (H89128104) to Tyco International plc (G91442106).
(m)	Exchange - 1 share of Walgreens Boots Alliance Inc. for every 1 share of Walgreen Co.
(n)

Rights Issuance - 1 share of Liberty Broadband Corp., expire 01/09/2015 for every 5 shares of Liberty Media Corp., Cl. C held. 1 share of Liberty Broadband Corp., expire 01/09/2015 for every 5 shares of Liberty Media Corp., Cl. A held.

(o)	Tender Offer - CHF 17.10 cash for every 1 share held. 50,000 shares were purchased before tender offer.
(p)	Reversed stock split and identifier change - 1 share for every 10 shares held. Identifier changed from Oi SA, Cl. C, ADR (670851104) to Oi SA, ADR (670851302).

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Schedule of Investments — December 31, 2014

Shares		Cost	Market Value
	COMMON STOCKS — 94.5%
	Food and Beverage — 9.6%
3,000	Ajinomoto Co. Inc.	$52,866	$56,178
53,541	Brown-Forman Corp., Cl. A	1,853,123	4,698,758
17,975	Brown-Forman Corp., Cl. B	1,036,424	1,578,924
63,800	Campbell Soup Co.	1,781,130	2,807,200
50,000	Chr. Hansen Holding A/S	2,075,544	2,228,469
15,000	Coca-Cola Enterprises Inc.	275,289	663,300
100,000	ConAgra Foods Inc.	3,373,034	3,628,000
30,600	Constellation Brands Inc., Cl. A†	383,791	3,004,002
18,000	Crimson Wine Group Ltd.†	91,848	171,000
201,500	Danone SA	9,779,634	13,276,310
652,800	Davide Campari-Milano SpA	3,566,380	4,076,001
5,000	Dean Foods Co.	96,750	96,900
197,000	Diageo plc, ADR	10,543,710	22,475,730
89,800	Dr Pepper Snapple Group Inc.	2,143,930	6,436,864
80,000	Flowers Foods Inc.	263,976	1,535,200
76,200	Fomento Economico Mexicano SAB de CV, ADR†	1,023,214	6,707,886
50,000	General Mills Inc.	1,563,162	2,666,500
1,848,400	Grupo Bimbo SAB de CV, Cl. A	2,624,249	5,099,034
41,300	Heineken NV	1,962,995	2,946,038
16,000	Ingredion Inc.	230,160	1,357,440
105,000	ITO EN Ltd.	2,422,898	1,905,744
12,800	Kellogg Co.	475,305	837,632
64,000	Kerry Group plc, Cl. A	735,609	4,488,619
45,333	Kraft Foods Group Inc.	1,402,246	2,840,566
10,600	LVMH Moet Hennessy Louis Vuitton SA	365,943	1,696,313
45,000	Maple Leaf Foods Inc.	828,035	754,132
282,000	Mondelēz International Inc., Cl. A	7,655,970	10,243,650
70,000	Morinaga Milk Industry Co. Ltd.	299,202	243,112
42,900	Nestlé SA	1,832,393	3,147,812
213,000	PepsiCo Inc.	12,414,911	20,141,280
39,200	Pernod Ricard SA	3,228,300	4,376,268
51,000	Post Holdings Inc.†	1,000,078	2,136,390
41,000	Remy Cointreau SA	2,418,128	2,746,530
117,600	The Coca-Cola Co.	3,597,844	4,965,072
32,000	The Hain Celestial Group Inc.†	214,736	1,865,280
3,000	The J.M. Smucker Co.	149,101	302,940
42,000	The WhiteWave Foods Co.†	696,348	1,469,580
122,540	Tootsie Roll Industries Inc.	1,781,362	3,755,851
50,000	Tyson Foods Inc., Cl. A	421,291	2,004,500
341,000	Yakult Honsha Co. Ltd.	9,700,538	18,163,132

		96,361,447	173,594,137

	Financial Services — 8.8%
421,000	American Express Co.(a)	27,625,831	39,169,840
50,000	American International Group Inc.	2,646,870	2,800,500

Shares		Cost	Market Value
12,000	Argo Group International Holdings Ltd.	$389,834	$665,640
72,000	Banco Santander SA, ADR	545,542	599,760
124	Berkshire Hathaway Inc., Cl. A†	535,824	28,024,000
10,000	Calamos Asset Management Inc., Cl. A	88,164	133,200
18,800	CIT Group Inc.	776,644	899,204
98,000	Citigroup Inc.	3,543,672	5,302,780
14,000	Cullen/Frost Bankers Inc.	1,084,529	988,960
12,777	Deutsche Bank AG	542,318	383,566
50,000	Fortress Investment Group LLC, Cl. A	327,067	401,000
40,400	H&R Block Inc.	994,539	1,360,672
40,000	Interactive Brokers Group Inc., Cl. A	643,310	1,166,400
340,100	Janus Capital Group Inc.	3,838,574	5,485,813
56,800	JPMorgan Chase & Co.	1,944,615	3,554,544
35,000	Kinnevik Investment AB, Cl. A	569,727	1,162,843
125,000	Legg Mason Inc.	3,312,972	6,671,250
95,900	Leucadia National Corp.	1,340,120	2,150,078
14,000	Loews Corp.	558,454	588,280
125,000	Marsh & McLennan Companies Inc.	3,772,923	7,155,000
9,000	Moody’s Corp.	312,150	862,290
22,000	Och-Ziff Capital Management Group LLC, Cl. A	214,559	256,960
124,100	State Street Corp.	4,346,707	9,741,850
17,000	SunTrust Banks Inc.	358,050	712,300
128,400	T. Rowe Price Group Inc.	4,102,431	11,024,424
210,500	The Bank of New York Mellon Corp.	6,366,200	8,539,985
20,000	The Charles Schwab Corp.	292,250	603,800
12,300	The Dun & Bradstreet Corp.	292,691	1,487,808
13,000	W. R. Berkley Corp.	476,775	666,380
37,000	Waddell & Reed Financial Inc., Cl. A	1,180,199	1,843,340
270,000	Wells Fargo & Co.	8,051,764	14,801,400

		81,075,305	159,203,867

	Cable and Satellite — 8.0%
270,200	AMC Networks Inc., Cl. A†	11,472,643	17,230,654
1,105,000	Cablevision Systems Corp., Cl. A	14,465,468	22,807,200
86,400	Comcast Corp., Cl. A, Special	835,556	4,973,616
369,200	DIRECTV†	24,704,041	32,009,640
97,000	DISH Network Corp., Cl. A†	2,445,418	7,070,330
34,440	EchoStar Corp., Cl. A†	1,143,721	1,808,100
15,000	Intelsat SA†	294,642	260,400
76,800	Liberty Global plc, Cl. A†	838,339	3,855,744
237,700	Liberty Global plc, Cl. C†	3,431,375	11,483,287
481,890	Rogers Communications Inc., New York, Cl. B	4,356,533	18,726,245

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Schedule of Investments (Continued) — December 31, 2014

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Cable and Satellite (Continued)
19,310	Rogers Communications Inc., Toronto, Cl. B	$137,424	$750,760
108,800	Scripps Networks Interactive Inc., Cl. A	3,513,944	8,189,376
120,000	Shaw Communications Inc., New York, Cl. B	354,632	3,238,800
40,000	Shaw Communications Inc., Toronto, Cl. B	52,983	1,079,360
72,000	Time Warner Cable Inc.	7,399,309	10,948,320

		75,446,028	144,431,832

	Entertainment — 7.9%
78,600	Discovery Communications Inc., Cl. A†	1,496,672	2,707,770
244,800	Discovery Communications Inc., Cl. C†	2,766,202	8,254,656
605,000	Grupo Televisa SAB, ADR	7,996,123	20,606,300
143,123	Media General Inc.	1,369,952	2,394,451
32,000	Societe d’Edition de Canal +	34,010	226,522
71,700	Starz, Cl. A†	311,175	2,129,490
305,000	The Madison Square Garden Co., Cl. A†	6,115,294	22,954,300
186,800	Time Warner Inc.	8,054,928	15,956,456
40,000	Tokyo Broadcasting System Holdings Inc.	796,181	474,203
585,200	Twenty-First Century Fox Inc., Cl. A	5,721,741	22,474,606
367,000	Twenty-First Century Fox Inc., Cl. B	7,939,416	13,538,630
70,000	Universal Entertainment Corp.	1,103,319	1,051,929
276,500	Viacom Inc., Cl. A	13,086,679	20,875,750
346,666	Vivendi SA	8,436,251	8,679,130

		65,227,943	142,324,193

	Equipment and Supplies — 5.7%
450,000	AMETEK Inc.	6,017,620	23,683,500
7,000	Amphenol Corp., Cl. A	12,928	376,670
94,000	CIRCOR International Inc.	1,246,366	5,666,320
374,800	Donaldson Co. Inc.	3,343,560	14,478,524
273,100	Flowserve Corp.	4,250,993	16,339,573
37,400	Franklin Electric Co. Inc.	215,706	1,403,622
77,400	GrafTech International Ltd.†	750,724	391,644
268,000	IDEX Corp.	7,400,041	20,861,120
49,000	Ingersoll-Rand plc	1,050,094	3,106,110
46,500	Mueller Industries Inc.	1,085,115	1,587,510
13,000	Sealed Air Corp.	208,279	551,590
45,000	Tenaris SA, ADR	1,981,220	1,359,450
10,000	The Greenbrier Companies Inc.	198,206	537,300
4,000	The Manitowoc Co. Inc.	25,450	88,400
81,000	The Timken Co.	3,055,909	3,457,080
64,800	The Weir Group plc	272,671	1,869,463

Shares		Cost	Market Value
125,000	Watts Water Technologies Inc., Cl. A	$3,970,158	$7,930,000

		35,085,040	103,687,876

	Diversified Industrial — 4.9%
500	Acuity Brands Inc.	12,751	70,035
152,000	Ampco-Pittsburgh Corp.	1,976,139	2,926,000
196,100	Crane Co.	4,823,623	11,511,070
149,000	General Electric Co.	3,595,665	3,765,230
138,300	Greif Inc., Cl. A	1,499,216	6,531,909
12,800	Greif Inc., Cl. B	637,917	630,528
32,000	Griffon Corp.	298,790	425,600
353,000	Honeywell International Inc.	15,918,207	35,271,760
122,000	ITT Corp.	1,468,866	4,936,120
11,000	Jardine Strategic Holdings Ltd.	222,951	376,200
8,000	Kennametal Inc.	313,351	286,320
50,000	Myers Industries Inc.	818,952	880,000
86,000	Park-Ohio Holdings Corp.	897,680	5,420,580
35,000	Pentair plc	1,197,464	2,324,700
9,666	Rayonier Advanced Materials Inc.	160,768	215,552
30,000	Rexnord Corp.†	630,867	846,300
15,000	Sulzer AG	739,785	1,599,276
25,000	Toray Industries Inc.	172,085	202,079
12,000	Tredegar Corp.	171,530	269,880
46,000	Trinity Industries Inc.	619,878	1,288,460
217,000	Tyco International plc	5,493,446	9,517,620

		41,669,931	89,295,219

	Automotive: Parts and Accessories — 4.4%
109,600	BorgWarner Inc.	4,301,678	6,022,520
113,800	CLARCOR Inc.	1,584,023	7,583,632
244,100	Dana Holding Corp.	2,118,851	5,306,734
245,000	Genuine Parts Co.	10,061,692	26,109,650
160,600	Johnson Controls Inc.	3,803,198	7,763,404
188,000	Modine Manufacturing Co.†	4,012,428	2,556,800
90,000	O’Reilly Automotive Inc.†	5,941,941	17,335,800
115,000	Standard Motor Products Inc.	1,247,021	4,383,800
73,000	Superior Industries International Inc.	1,462,789	1,444,670
13,000	Visteon Corp.†	1,276,392	1,389,180

		35,810,013	79,896,190

	Energy and Utilities — 4.3%
11,000	ABB Ltd., ADR	171,270	232,650
39,000	Anadarko Petroleum Corp.	2,262,604	3,217,500
59,000	Apache Corp.	2,771,519	3,697,530
80,000	BP plc, ADR	3,952,168	3,049,600
30,000	Cleco Corp.	1,603,080	1,636,200
18,000	CMS Energy Corp.	114,997	625,500
195,100	ConocoPhillips	9,027,502	13,473,606
50,000	CONSOL Energy Inc.	1,876,269	1,690,500
217,500	El Paso Electric Co.	5,979,825	8,713,050

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Schedule of Investments (Continued) — December 31, 2014

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Energy and Utilities (Continued)
69,400	Exxon Mobil Corp.	$2,391,496	$6,416,030
140,000	GenOn Energy Inc., Escrow†	0	0
196,400	Halliburton Co.	3,831,496	7,724,412
4,000	Marathon Oil Corp.	111,366	113,160
4,000	Marathon Petroleum Corp.	142,402	361,040
20,000	Murphy USA Inc.†	886,754	1,377,200
18,000	National Fuel Gas Co.	1,272,707	1,251,540
18,000	NextEra Energy Inc.	1,038,795	1,913,220
1,000	Niko Resources Ltd., OTC†	54,403	210
3,000	Niko Resources Ltd., Toronto†	923	671
30,000	Northeast Utilities	682,730	1,605,600
32,400	Oceaneering International Inc.	437,629	1,905,444
15,100	Phillips 66	1,113,603	1,082,670
140,000	Rowan Companies plc, Cl. A	5,221,015	3,264,800
28,000	RPC Inc.	363,509	365,120
5,000	SJW Corp.	68,704	160,600
17,000	Southwest Gas Corp.	389,070	1,050,770
108,900	Spectra Energy Corp.	2,721,643	3,953,070
101,000	The AES Corp.	960,243	1,390,770
9,000	Transocean Ltd.	442,041	164,970
35,000	Weatherford International plc†	503,431	400,750
169,500	Westar Energy Inc.	3,094,875	6,990,180

		53,488,069	77,828,363

	Health Care — 4.3%
8,000	Actavis plc†	1,312,320	2,059,280
22,450	Alere Inc.†	830,240	853,100
4,000	Allergan Inc.	850,266	850,360
34,000	Amgen Inc.	2,201,978	5,415,860
27,000	Baxter International Inc.	1,433,553	1,978,830
12,500	Becton, Dickinson and Co.	1,002,237	1,739,500
19,200	Biogen Idec Inc.†	1,226,425	6,517,440
275,000	Boston Scientific Corp.†	1,968,361	3,643,750
76,300	Bristol-Myers Squibb Co.	1,919,054	4,503,989
38,600	Covidien plc	1,341,472	3,948,008
15,000	DaVita HealthCare Partners Inc.†	944,551	1,136,100
9,000	Endo International plc	702,090	649,080
20,000	Express Scripts Holding Co.†	1,359,191	1,693,400
28,800	Henry Schein Inc.†	999,862	3,921,120
31,000	Hospira Inc.†	1,027,455	1,898,750
46,800	Indivior plc†	28,408	108,976
37,000	Johnson & Johnson	2,400,670	3,869,090
25,000	Mead Johnson Nutrition Co.	1,123,205	2,513,500
95,200	Merck & Co. Inc.	2,219,590	5,406,408
88,200	Novartis AG, ADR	3,993,309	8,172,612
15,000	Teva Pharmaceutical Industries Ltd., ADR	581,414	862,650
87,000	UnitedHealth Group Inc.	4,489,729	8,794,830
4,000	Waters Corp.†	285,470	450,880
54,500	William Demant Holding A/S†	2,483,169	4,146,089

Shares		Cost	Market Value
8,600	Zimmer Holdings Inc.	$435,897	$975,412
35,000	Zoetis Inc.	1,122,327	1,506,050

		38,282,243	77,615,064

	Consumer Products — 3.6%
98,000	Avon Products Inc.	1,627,126	920,220
119,000	Blyth Inc.	1,818,267	1,088,850
15,300	Christian Dior SA	579,339	2,645,624
20,000	Church & Dwight Co. Inc.	66,357	1,576,200
115,000	Coty Inc., Cl. A	1,797,282	2,375,900
5,000	Crocs Inc.†	73,888	62,450
128,000	Energizer Holdings Inc.	10,876,526	16,455,680
2,100	Givaudan SA	725,396	3,787,266
27,000	Hanesbrands Inc.	910,074	3,013,740
23,800	Harley-Davidson Inc.	1,105,662	1,568,658
1,381	Hermes International	483,893	492,635
9,000	Jarden Corp.†	91,909	430,920
5,000	Mattel Inc.	82,800	154,725
11,000	National Presto Industries Inc.	529,994	638,440
10,000	Oil-Dri Corp. of America	171,255	326,300
46,800	Reckitt Benckiser Group plc	1,391,995	3,800,311
30,000	Svenska Cellulosa AB, Cl. B	404,760	649,986
823,800	Swedish Match AB	9,761,453	25,869,405
2,800	The Estee Lauder Companies Inc., Cl. A	131,792	213,360

		32,629,768	66,070,670

	Retail — 3.5%
73,300	AutoNation Inc.†	898,857	4,428,053
10,000	Bed Bath & Beyond Inc.†	701,260	761,700
40,000	Costco Wholesale Corp.	1,843,960	5,670,000
60,500	CST Brands Inc.	1,944,877	2,638,405
117,800	CVS Health Corp.	7,425,711	11,345,318
75,000	Hertz Global Holdings Inc.†	1,630,447	1,870,500
22,100	HSN Inc.	597,444	1,679,600
50,000	J.C. Penney Co. Inc.†	644,777	324,000
341,000	Macy’s Inc.	6,745,933	22,420,750
25,000	Penske Automotive Group Inc.	1,033,870	1,226,750
33,300	Sally Beauty Holdings Inc.†	264,056	1,023,642
17,000	The Cheesecake Factory Inc.	553,064	855,270
3,000	Tiffany & Co.	171,090	320,580
52,000	Walgreens Boots Alliance Inc.	2,101,920	3,962,400
36,100	Wal-Mart Stores Inc.	1,816,342	3,100,268
38,000	Whole Foods Market Inc.	457,708	1,915,960

		28,831,316	63,543,196

	Consumer Services — 3.2%
14,334	Allegion plc	232,677	794,964
43,000	IAC/InterActiveCorp.	1,098,767	2,613,970
205,000	Liberty Interactive Corp., Cl. A†	3,282,467	6,031,100
21,000	Liberty TripAdvisor Holdings Inc., Cl. A†	247,059	564,900
58,330	Liberty Ventures, Cl. A†	962,379	2,200,208

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Schedule of Investments (Continued) — December 31, 2014

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Consumer Services (Continued)
1,206,000	Rollins Inc.	$12,620,905	$39,918,600
130,000	The ADT Corp.	4,800,357	4,709,900
5,500	TripAdvisor Inc.†	194,460	410,630

		23,439,071	57,244,272

	Telecommunications — 2.7%
55,400	BCE Inc.	1,226,373	2,540,644
988,400	BT Group plc, Cl. A	4,087,138	6,185,201
750,000	Cincinnati Bell Inc.†	3,613,473	2,392,500
104,000	Deutsche Telekom AG, ADR	1,723,300	1,652,560
36,000	Hellenic Telecommunications Organization SA†	452,922	396,413
15,000	Hellenic Telecommunications Organization SA, ADR†	91,062	80,400
264,732	Koninklijke KPN NV	448,166	841,853
7,040,836	LIME†	128,658	29,561
22,000	Oi SA, ADR†	1,739,813	70,180
31,053	Sprint Corp.†	176,070	128,870
21,000	Telecom Argentina SA, ADR	127,554	406,350
575,000	Telecom Italia SpA†	2,238,769	613,678
81,500	Telefonica Brasil SA, ADR	1,675,765	1,440,920
578,715	Telefonica SA, ADR	8,697,329	8,223,540
570,300	Telephone & Data Systems Inc.	23,927,921	14,400,075
25,000	TELUS Corp.	233,734	901,403
133,000	Verizon Communications Inc.	5,623,963	6,221,740
45,482	Vodafone Group plc, ADR	2,121,258	1,554,120

		58,333,268	48,080,008

	Business Services — 2.6%
20,500	Aramark	481,192	638,575
12,000	Ascent Capital Group Inc., Cl. A†	616,354	635,160
157,000	Clear Channel Outdoor Holdings Inc., Cl. A	1,158,502	1,662,630
33,000	Contax Participacoes SA	67,778	136,559
92,000	Diebold Inc.	3,297,148	3,186,880
14,000	DigitalGlobe Inc.†	393,475	433,580
4,000	Edenred	57,883	111,107
170,400	G4S plc	0	738,063
17,300	Jardine Matheson Holdings Ltd.	565,935	1,054,435
88,000	Landauer Inc.	2,472,818	3,004,320
10,000	Macquarie Infrastructure Co. LLC	565,829	710,900
322,000	MasterCard Inc., Cl. A	7,788,946	27,743,520
309,200	The Interpublic Group of Companies Inc.	3,879,391	6,422,084
10,000	Vectrus Inc.†	106,200	274,000
3,200	Visa Inc., Cl. A	140,800	839,040

		21,592,251	47,590,853

Shares		Cost	Market Value
	Aviation: Parts and Services — 2.5%
29,000	B/E Aerospace Inc.†	$1,580,245	$1,682,580
270,300	Curtiss-Wright Corp.	8,489,994	19,080,477
275,000	GenCorp Inc.†	2,370,094	5,032,500
19,500	KLX Inc.†	824,028	804,375
78,000	Precision Castparts Corp.	6,229,101	18,788,640

		19,493,462	45,388,572

	Aerospace and Defense — 2.2%
616,615	BBA Aviation plc	1,488,708	3,459,809
230,600	Exelis Inc.	1,656,796	4,042,418
35,800	Kaman Corp.	881,634	1,435,222
17,500	Northrop Grumman Corp.	900,365	2,579,325
1,200,000	Rolls-Royce Holdings plc	9,166,092	16,271,815
108,000,000	Rolls-Royce Holdings plc, Cl. C	0	168,329
98,000	The Boeing Co.(a)	6,495,891	12,738,040

		20,589,486	40,694,958

	Machinery — 2.2%
12,800	Caterpillar Inc.	86,323	1,171,584
53,592	CNH Industrial NV	464,629	431,952
302,000	Deere & Co.(a)	9,189,773	26,717,940
296,000	Xylem Inc.	7,158,374	11,268,720

		16,899,099	39,590,196

	Specialty Chemicals — 1.8%
10,000	Ashland Inc.	838,441	1,197,600
15,000	Chemtura Corp.†	371,183	370,950
20,000	E. I. du Pont de Nemours and Co.	899,328	1,478,800
420,000	Ferro Corp.†	3,892,584	5,443,200
8,000	FMC Corp.	136,430	456,240
39,000	H.B. Fuller Co.	1,131,051	1,736,670
11,000	Huntsman Corp.	254,859	250,580
73,000	International Flavors & Fragrances Inc.	4,002,818	7,399,280
250,000	OMNOVA Solutions Inc.†	1,510,742	2,035,000
192,600	Sensient Technologies Corp.	4,877,366	11,621,484
6,000	SGL Carbon SE†	141,557	99,612
95,000	Zep Inc.	1,243,246	1,439,250

		19,299,605	33,528,666

	Broadcasting — 1.6%
253,300	CBS Corp., Cl. A, Voting	7,617,840	14,275,988
2,000	Cogeco Inc.	39,014	105,182
17,334	Corus Entertainment Inc., OTC, Cl. B	30,215	342,000
6,666	Corus Entertainment Inc., Toronto, Cl. B	12,406	131,679
16,000	Gray Television Inc.†	14,422	179,200
19,250	Liberty Broadband Corp., Cl. A†	608,060	964,233
48,500	Liberty Broadband Corp., Cl. C†	1,406,863	2,416,270
89,000	Liberty Media Corp., Cl. A†	1,858,571	3,139,030
174,000	Liberty Media Corp., Cl. C†	3,639,307	6,095,220

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Schedule of Investments (Continued) — December 31, 2014

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Broadcasting (Continued)
85,200	Television Broadcasts Ltd.	$339,712	$496,061

		15,566,410	28,144,863

	Hotels and Gaming — 1.6%
16,000	Accor SA	549,282	722,934
45,000	Belmond Ltd., Cl. A†	621,367	556,650
90,000	Genting Singapore plc	74,910	73,378
8,000	Hyatt Hotels Corp., Cl. A†	263,258	481,680
50,000	International Game Technology	793,568	862,500
27,200	Interval Leisure Group Inc.	513,097	568,208
829,400	Ladbrokes plc	3,650,751	1,428,439
43,000	Las Vegas Sands Corp.	657,319	2,500,880
3,655,600	Mandarin Oriental International Ltd.	6,859,684	6,123,130
70,000	MGM China Holdings Ltd.	137,917	178,009
25,000	MGM Resorts International†	258,037	534,500
34,000	Pinnacle Entertainment Inc.†	161,420	756,500
188,800	Ryman Hospitality Properties Inc.	5,121,573	9,957,312
29,000	Starwood Hotels & Resorts Worldwide Inc.	446,064	2,351,030
200,000	The Hongkong & Shanghai Hotels Ltd.	155,450	296,596
4,000	Wyndham Worldwide Corp.	282,896	343,040
2,500	Wynn Resorts Ltd.	137,731	371,900

		20,684,324	28,106,686

	Publishing — 1.2%
1,400	Graham Holdings Co., Cl. B	1,147,026	1,209,194
50,000	Il Sole 24 Ore SpA†	99,037	35,939
111,600	McGraw Hill Financial Inc.	4,595,648	9,930,168
104,000	Meredith Corp.	4,447,392	5,649,280
125,000	News Corp., Cl. A†	1,939,129	1,961,250
148,600	News Corp., Cl. B†	1,640,044	2,240,888
25,000	The E.W. Scripps Co., Cl. A†	157,281	558,750

		14,025,557	21,585,469

	Electronics — 1.1%
18,000	Bel Fuse Inc., Cl. A	524,289	436,320
4,000	Hitachi Ltd., ADR	287,076	298,240
60,000	Intel Corp.	1,289,364	2,177,400
33,087	Koninklijke Philips NV	150,810	959,523
2,400	Mettler-Toledo International Inc.†	337,270	725,904
42,600	TE Connectivity Ltd.	1,656,580	2,694,450
245,000	Texas Instruments Inc.	8,800,177	13,098,925

		13,045,566	20,390,762

	Wireless Communications — 1.1%
105,000	America Movil SAB de CV, Cl. L, ADR	735,232	2,328,900

Shares		Cost	Market Value
9,000,000	Cable & Wireless Communications plc	$6,727,260	$6,963,215
37,000	Millicom International Cellular SA, SDR	3,370,753	2,764,718
150,000	NTT DoCoMo Inc.	2,980,751	2,214,059
50,075	Tim Participacoes SA, ADR	371,251	1,112,166
20,000	T-Mobile US Inc.†	553,931	538,800
104,600	United States Cellular Corp.†	4,965,942	4,166,218

		19,705,120	20,088,076

	Environmental Services — 1.0%
230,800	Republic Services Inc.	5,193,696	9,289,700
157,400	Waste Management Inc.	4,560,250	8,077,768

		9,753,946	17,367,468

	Agriculture — 0.7%
200,000	Archer Daniels Midland Co.	9,150,371	10,400,000
16,000	Monsanto Co.	709,229	1,911,520
12,800	Syngenta AG, ADR	186,484	822,272
10,000	The Mosaic Co.	428,085	456,500

		10,474,169	13,590,292

	Automotive — 0.7%
20,000	Ford Motor Co.	310,850	310,000
24,000	General Motors Co.	957,167	837,840
209,774	Navistar International Corp.†	6,017,509	7,023,234
75,000	PACCAR Inc.	327,796	5,100,750

		7,613,322	13,271,824

	Computer Software and Services — 0.7%
7,000	Check Point Software Technologies Ltd.†	118,774	549,990
6,000	Electronic Arts Inc.†	86,126	282,090
25,000	InterXion Holding NV†	367,395	683,500
62,000	NCR Corp.†	757,681	1,806,680
21,900	Rockwell Automation Inc.	695,220	2,435,280
20,000	VeriFone Systems Inc.†	477,903	744,000
130,000	Yahoo! Inc.†	2,884,194	6,566,300

		5,387,293	13,067,840

	Communications Equipment — 0.6%
437,100	Corning Inc.	5,078,245	10,022,703

	Metals and Mining — 0.5%
37,400	Agnico Eagle Mines Ltd.	1,530,570	930,886
110,000	Alcoa Inc.	1,014,118	1,736,900
54,000	Barrick Gold Corp.	1,581,120	580,500
30,000	Cliffs Natural Resources Inc.	296,432	214,200
40,000	Freeport-McMoRan Inc.	1,233,811	934,400
4,800	Materion Corp.	108,162	169,104
50,000	New Hope Corp. Ltd.	67,580	100,825
143,600	Newmont Mining Corp.	5,120,536	2,714,040
32,000	TimkenSteel Corp.	985,007	1,184,960
140,000	Turquoise Hill Resources Ltd.†	726,343	434,000

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Schedule of Investments (Continued) — December 31, 2014

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Metals and Mining (Continued)
14,000	Vale SA, ADR	$236,116	$114,520

		12,899,795	9,114,335

	Transportation — 0.4%
139,800	GATX Corp.	4,452,896	8,044,092

	Real Estate — 0.4%
35,000	Forest City Enterprises Inc., Cl. A†	682,620	745,500
56,000	Griffin Land & Nurseries Inc.	542,694	1,683,360
274,500	The St. Joe Co.†	5,268,322	5,048,055

		6,493,636	7,476,915

	Building and Construction — 0.3%
6,000	Assa Abloy AB, Cl. B	310,378	319,259
86,000	Fortune Brands Home & Security Inc.	777,503	3,893,220
36,000	Layne Christensen Co.†	512,810	343,440

		1,600,691	4,555,919

	Closed-End Funds — 0.2%
4,285	Royce Global Value Trust Inc.	37,280	34,451
30,000	Royce Value Trust Inc.	368,797	429,900
89,000	The Central Europe, Russia, and Turkey Fund Inc.	2,530,137	1,760,420
96,529	The New Germany Fund Inc.	1,243,889	1,352,371

		4,180,103	3,577,142

	Computer Hardware — 0.1%
7,000	International Business Machines Corp.	1,232,957	1,123,080

	Manufactured Housing and Recreational Vehicles — 0.1%
5,000	Martin Marietta Materials Inc.	106,125	551,600
30,000	Nobility Homes Inc.†	349,956	322,500
50,000	Skyline Corp.†	478,741	202,500

		934,822	1,076,600

	Real Estate Investment Trusts — 0.0%
29,000	Rayonier Inc.	457,601	810,260

	TOTAL COMMON STOCKS	917,139,798	1,711,022,458

	CONVERTIBLE PREFERRED STOCKS — 0.1%
	Telecommunications — 0.1%
21,000	Cincinnati Bell Inc., 6.750%, Ser. B	515,202	1,034,040

	RIGHTS — 0.0%
	Broadcasting — 0.0%
13,150	Liberty Broadband Corp., expire 01/09/15†	0	124,925

Shares		Cost	Market Value
	WARRANTS — 0.0%
	Energy and Utilities — 0.0%
115,800	Kinder Morgan Inc., expire 05/25/17†	$139,263	$493,308

Principal Amount
	CONVERTIBLE CORPORATE BONDS — 0.1%
	Diversified Industrial — 0.1%
$ 2,000,000	Griffon Corp., Sub. Deb., 4.000%, 01/15/17(b)	2,000,000	2,263,750

	U.S. GOVERNMENT OBLIGATIONS — 5.3%
96,109,000	U.S. Treasury Bills, 0.000% to 0.085%††, 01/22/15 to 06/25/15	96,100,176	96,101,214

TOTAL INVESTMENTS — 100.0%		$1,015,894,439	1,811,039,695

Number of Contracts		Expiration Date	Unrealized Appreciation
	FUTURES CONTRACTS — SHORT POSITION
300	S&P 500 E-Mini Futures(c)	03/20/15	124,655

			Market Value
Other Assets and Liabilities (Net)			9,196,519

PREFERRED STOCK
(9,358,794 preferred shares outstanding)			(333,869,850)

NET ASSETS — COMMON STOCK
(219,244,891 common shares outstanding)			$1,486,491,019

NET ASSET VALUE PER COMMON SHARE
($1,486,491,019 ÷ 219,244,891 shares outstanding)			$6.78

(a)	Securities, or a portion thereof, with a value of $56,624,300, were pledged as collateral for futures contracts.
(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014, the market value of the Rule 144A security amounted to $2,263,750 or 0.13% of total investments.

(c)	At December 31, 2014, the Fund had entered into futures contracts with UBS AG.
†	Non-income producing security.
††	Represents annualized yield at date of purchase.

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Schedule of Investments (Continued) — December 31, 2014

ADR	American Depositary Receipt
SDR	Swedish Depositary Receipt

Geographic Diversification	% of Total Investments	Market Value
North America	84.2%	$1,525,464,629
Europe	11.8	212,993,089
Latin America	2.2	39,452,675
Japan	1.3	24,608,676
Asia/Pacific	0.5	8,520,626

Total Investments	100.0%	$1,811,039,695

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Statement of Assets and Liabilities

December 31, 2014

Assets:
Investments, at value (cost $1,015,894,439)	$1,811,039,695
Receivable for investments sold	46,620,948
Dividends and interest receivable	2,763,957
Variation margin receivable	366,309
Deferred offering expense	88,527
Prepaid expenses	27,845

Total Assets	1,860,907,281

Liabilities:
Payable to custodian	7,560
Distributions payable	204,434
Payable for investments purchased	36,574,033
Payable for investment advisory fees	2,414,532
Payable for payroll expenses	92,022
Payable for accounting fees	11,250
Payable for auction agent fees	873,578
Payable for rights offering costs	105,297
Other accrued expenses	263,706

Total Liabilities	40,546,412

Cumulative Preferred Stock, $0.001 par value:
Series C (Auction Rate, $25,000 liquidation value, 5,200 shares authorized with 2,880 shares issued and outstanding)	72,000,000
Series D (5.875%, $25 liquidation value, 3,000,000 shares authorized with 2,363,860 shares issued and outstanding)	59,096,500
Series E (Auction Rate, $25,000 liquidation value, 2,000 shares authorized with 1,120 shares issued and outstanding)	28,000,000
Series G ($25 liquidation value, 2,816,524 shares authorized with 2,803,961 shares issued and outstanding)	70,099,025
Series H (5.000%, $25 liquidation value, 4,200,000 shares authorized with 4,186,973 shares issued and outstanding)	104,674,325

Total Preferred Stock	333,869,850

Net Assets Attributable to Common Shareholders	$1,486,491,019

Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$703,282,068
Distributions in excess of net investment income	(653,417)
Distributions in excess of net realized gain on investments, futures contracts, and foreign currency transactions	(11,394,987)
Net unrealized appreciation on investments	795,145,256
Net unrealized appreciation on futures contracts	124,655
Net unrealized depreciation on foreign currency translations	(12,556)

Net Assets	$1,486,491,019

Net Asset Value per Common Share:
($1,486,491,019 ÷ 219,244,891 shares outstanding at $0.001 par value; 246,000,000 shares authorized)	$6.78

Statement of Operations

For the Year Ended December 31, 2014

Investment Income:
Dividends (net of foreign withholding taxes of $580,812)	$29,599,703
Interest	93,674

Total Investment Income	29,693,377

Expenses:
Investment advisory fees	17,134,119
Shareholder communications expenses	350,247
Custodian fees	231,973
Payroll expenses	212,811
Directors’ fees	179,500
Shareholder services fees	137,157
Shelf registration expense	125,352
Legal and audit fees	114,945
Accounting fees	45,000
Miscellaneous expenses	404,954

Total Expenses	18,936,058

Less:
Advisory fee reduction (Note 3)	(590,965)
Advisory fee reduction on unsupervised assets (Note 3)	(2,951)

Total Reductions	(593,916)

Net Expenses	18,342,142

Net Investment Income	11,351,235

Net Realized and Unrealized Gain/(Loss) on Investments, Futures Contracts, and Foreign Currency:
Net realized gain on investments	109,648,001
Net realized loss on futures contracts	(1,999,189)
Net realized loss on foreign currency transactions	(30,616)

Net realized gain on investments, futures contracts, and foreign currency transactions	107,618,196

Net change in unrealized appreciation/depreciation:
on investments	(38,454,976)
on futures contracts	1,556,869
on foreign currency translations	(13,200)

Net change in unrealized appreciation/depreciation on investments, futures contracts, and foreign currency translations	(36,911,307)

Net Realized and Unrealized Gain/(Loss) on Investments, Futures Contracts, and Foreign Currency	70,706,889

Net Increase in Net Assets Resulting from Operations	82,058,124

Total Distributions to Preferred Shareholders	(12,340,765)

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	$69,717,359

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Statement of Changes in Net Assets Attributable to Common Shareholders

	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations:
Net investment income	$11,351,235	$10,363,229
Net realized gain on investments, futures contracts, and foreign currency transactions	107,618,196	150,550,588
Net change in unrealized appreciation/depreciation on investments, futures contracts, and foreign currency translations	(36,911,307)	277,860,016

Net Increase in Net Assets Resulting from Operations	82,058,124	438,773,833

Distributions to Preferred Shareholders:
Net investment income	(1,169,042)	(1,017,365)
Net realized gain	(11,171,723)	(11,754,664)

Total Distributions to Preferred Shareholders	(12,340,765)	(12,772,029)

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	69,717,359	426,001,804

Distributions to Common Shareholders:
Net investment income	(10,239,764)	(9,326,302)
Net realized gain	(97,854,364)	(107,756,321)
Return of capital	(19,611,714)	—

Total Distributions to Common Shareholders	(127,705,842)	(117,082,623)

Fund Share Transactions:
Net increase in net assets from common shares issued in offering	156,969,797	—
Net increase in net assets from common shares issued upon reinvestment of distributions	9,042,602	18,998,599
Net increase in net assets from repurchase of preferred shares	30,852	44,806
Adjustment to offering costs for preferred shares credited to paid-in capital	—	22,605

Net Increase in Net Assets from Fund Share Transactions	166,043,251	19,066,010

Net Increase in Net Assets Attributable to Common Shareholders	108,054,768	327,985,191

Net Assets Attributable to Common Shareholders:
Beginning of year	1,378,436,251	1,050,451,060

End of year (including undistributed net investment income of $0 and $0, respectively)	$1,486,491,019	$1,378,436,251

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Financial Highlights

Selected data for a common share outstanding throughout each year:

	Year Ended December 31,
	2014	2013	2012	2011		2010

Operating Performance:
Net asset value, beginning of year	$7.23	$5.60	$5.20	$5.85		$5.03

Net investment income	0.07	0.06	0.09	0.07		0.05
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts, and foreign currency transactions	0.30	2.26	0.97	(0.08)		1.35

Total from investment operations	0.37	2.32	1.06	(0.01)		1.40

Distributions to Preferred Shareholders: (a)
Net investment income	(0.01)	(0.01)	(0.03)	(0.06)		(0.05)
Net realized gain	(0.05)	(0.06)	(0.05)	(0.01)		—
Return of capital	—	—	—	—		(0.02)

Total distributions to preferred shareholders	(0.06)	(0.07)	(0.08)	(0.07)		(0.07)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	0.31	2.25	0.98	(0.08)		1.33

Distributions to Common Shareholders:
Net investment income	(0.05)	(0.05)	(0.06)	(0.02)		—
Net realized gain	(0.49)	(0.57)	(0.11)	(0.00	)(b)	—
Return of capital	(0.10)	—	(0.39)	(0.55)		(0.51)

Total distributions to common shareholders	(0.64)	(0.62)	(0.56)	(0.57)		(0.51)

Fund Share Transactions:
Decrease in net asset value from common share transactions	(0.12)	0.00 (b)	—	—		—
Increase in net asset value from repurchase of preferred shares	0.00 (b)	0.00 (b)	—	—		—
Recapture of gain on sale of Fund shares by an affiliate	—	—	—	—		0.00 (b)
Offering costs and adjustment to offering costs for preferred shares charged to paid-in capital	—	0.00 (b)	(0.02)	—		—

Total Fund share transactions	(0.12)	0.00 (b)	(0.02)	—		0.00 (b)

Net Asset Value Attributable to Common Shareholders, End of Year	$6.78	$7.23	$5.60	$5.20		$5.85

NAV total return †	4.68%	41.90%	19.05%	(1.17)%		28.15%

Market value, end of year	$6.47	$7.75	$5.58	$4.99		$5.67

Investment total return ††	(6.08)%	52.44%	23.62%	(2.15)%		23.96%

Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of year (in 000’s)	$1,820,361	$1,712,663	$1,384,961	$1,265,307		$1,364,172
Net assets attributable to common shares, end of year (in 000’s)	$1,486,491	$1,378,436	$1,050,451	$959,950		$1,058,815
Ratio of net investment income to average net assets attributable to common shares before preferred distributions	0.82%	0.84%	1.54%	1.26%		0.92%
Ratio of operating expenses to average net assets attributable to common shares:
before fee reduction	1.37%	1.40%	1.48%	1.48%		1.50%
net of fee reduction, if any	1.33%	1.40%	1.48%	1.19%		1.50%
Ratio of operating expenses to average net assets including liquidation value of preferred shares:
before fee reduction	1.10%	1.10%	1.12%	1.15%		1.14%
net of fee reduction, if any	1.07%	1.10%	1.12%	0.92%		1.14%
Portfolio turnover rate	10.9%	10.0%	4.2%	6.3%		5.5%

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Financial Highlights (Continued)

Selected data for a common share outstanding throughout each year:

	Year Ended December 31,
	2014	2013	2012	2011	2010
Cumulative Preferred Stock:
Auction Rate Series C
Liquidation value, end of year (in 000’s)	$72,000	$72,000	$72,000	$72,000	$72,000
Total shares outstanding (in 000’s)	3	3	3	3	3
Liquidation preference per share	$25,000	$25,000	$25,000	$25,000	$25,000
Liquidation value(c)	$25,000	$25,000	$25,000	$25,000	$25,000
Asset coverage per share	$136,308	$128,106	$103,507	$103,593	$111,687
5.875% Series D
Liquidation value, end of year (in 000’s)	$59,097	$59,097	$59,097	$59,097	$59,097
Total shares outstanding (in 000’s)	2,364	2,364	2,364	2,364	2,364
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00
Average market value(d)	$25.21	$25.27	$25.75	$25.35	$25.03
Asset coverage per share	$136.31	$128.11	$103.51	$103.59	$111.69
Auction Rate Series E
Liquidation value, end of year (in 000’s)	$28,000	$28,000	$28,000	$28,000	$28,000
Total shares outstanding (in 000’s)	1	1	1	1	1
Liquidation preference per share	$25,000	$25,000	$25,000	$25,000	$25,000
Liquidation value(c)	$25,000	$25,000	$25,000	$25,000	$25,000
Asset coverage per share	$136,308	$128,106	$103,507	$103,593	$111,687
6.200% Series F
Liquidation value, end of year (in 000’s)	—	—	—	$146,260	$146,260
Total shares outstanding (in 000’s)	—	—	—	5,850	5,850
Liquidation preference per share	—	—	—	$25.00	$25.00
Average market value(d)	—	—	—	$25.57	$25.71
Asset coverage per share	—	—	—	$103.59	$111.69
Series G
Liquidation value, end of year (in 000’s)	$70,099	$70,373	$70,413	—	—
Total shares outstanding (in 000’s)	2,804	2,815	2,817	—	—
Liquidation preference per share.	$25.00	$25.00	$25.00	—	—
Average market value(d)	$23.32	$23.91	$26.01	—	—
Asset coverage per share	$136.31	$128.11	$103.51	—	—
5.000% Series H
Liquidation value, end of year (in 000’s)	$104,674	$104,757	$105,000	—	—
Total shares outstanding (in 000’s)	4,187	4,190	4,200	—	—
Liquidation preference per share.	$25.00	$25.00	$25.00	—	—
Average market value(d)	$22.82	$23.85	$25.55	—	—
Asset coverage per share	$136.31	$128.11	$103.51	—	—
Asset Coverage(e)	545%	512%	414%	414%	447%

†

For the years ended 2014 and 2013 based on net asset value per share, adjusted for reinvestment of distributions at net asset value on the ex-dividend date. The years ended 2012, 2011, and 2010 were based on net asset value per share, adjusted for reinvestment of distributions at prices obtained under the Fund’s dividend reinvestment plan.

††	Based on market value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan.
(a)	Calculated based upon average common shares outstanding on the record dates throughout the years.
(b)	Amount represents less than $0.005 per share.
(c)	Since February 2008, the weekly auctions have failed. Holders that have submitted orders have not been able to sell any or all of their shares in the auctions.
(d)	Based on weekly prices.
(e)	Asset coverage is calculated by combining all series of preferred stock.

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Notes to Financial Statements

1. Organization. The Gabelli Equity Trust Inc. (the “Fund”) is a non-diversified closed-end management investment company organized as a Maryland corporation on May 20, 1986 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), whose primary objective is long term growth of capital with income as a secondary objective. Investment operations commenced on August 21, 1986.

The Fund will invest at least 80% of its assets in equity securities under normal market conditions (the “80% Policy”). The 80% Policy may be changed without shareholder approval. The Fund will provide shareholders with notice at least sixty days prior to the implementation of any changes in the 80% Policy.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (“GAAP”) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Continued)

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

—	Level 1 — quoted prices in active markets for identical securities;
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
—	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of December 31, 2014 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 12/31/14
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Energy and Utilities	$ 77,828,363	—	$ 0	$ 77,828,363
Aerospace and Defense	40,526,629	$ 168,329	—	40,694,958
Other Industries (a)	1,592,499,137	—	—	1,592,499,137

Total Common Stocks	1,710,854,129	168,329	0	1,711,022,458

Convertible Preferred Stocks (a)	1,034,040	—	—	1,034,040
Rights (a)	124,925	—	—	124,925
Warrants (a)	493,308	—	—	493,308
Convertible Corporate Bonds (a)	—	2,263,750	—	2,263,750
U.S. Government Obligations	—	96,101,214	—	96,101,214

TOTAL INVESTMENTS IN SECURITIES – ASSETS	$1,712,506,402	$98,533,293	$ 0	$1,811,039,695

OTHER FINANCIAL INSTRUMENTS:*
ASSETS (Unrealized Appreciation):
EQUITY CONTRACTS
Futures Contracts Sold (b)	$ 124,655	—	—	$ 124,655

(a)	Please refer to the Schedule of Investments (“SOI”) for the industry classifications of these portfolio holdings.
(b)	Represents cumulative unrealized appreciation of futures contracts as reported in the SOI.
*	Other financial instruments are derivatives reflected in the SOI, such as options, futures, forwards, and swaps, which may be valued at the unrealized appreciation/depreciation of the instrument.

The Fund did not have material transfers among Level 1, Level 2, and Level 3 during the year ended December 31, 2014. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Continued)

not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

Collateral requirements differ by type of derivative. Collateral requirements are set by the broker or exchange clearing house for exchange traded derivatives, while collateral terms are contract specific for derivatives traded over-the-counter. Securities pledged to cover obligations of the Fund under derivative contracts are noted in the Schedule of Investments. Cash collateral, if any, pledged for the same purpose will be reported separately in the Statement of Assets and Liabilities.

The Fund’s policy with respect to offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Continued)

The Fund’s derivative contracts held at December 31, 2014, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Swap Agreements. The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short term interest rates and the returns on the Fund’s portfolio securities at the time an equity contract for difference swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

During the year ended December 31, 2014, the Fund held no investments in equity contract for difference swap agreements.

Futures Contracts. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are included in unrealized appreciation/depreciation on futures contracts. The Fund recognizes a realized gain or loss when the contract is closed.

There are several risks in connection with the use of futures contracts as a hedging instrument. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. Open positions in futures contracts at December 31, 2014 are reflected within the Schedule of Investments.

The Fund’s volume of equity futures contracts held during the year ended December 31, 2014 had an average monthly notional amount while outstanding of approximately $24,231,238.

At December 31, 2014, the Fund’s derivative assets (by type) are as follows:

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets Presented in the Statement of Assets and Liabilities	Gross Amounts Available for Offset in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Assets
Future Contracts	$124,655	—	—	—	$124,655

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Continued)

For the year ended December 31, 2014, the effect of equity futures contracts can be found in the Statement of Operations under Net Realized and Unrealized Gain/(Loss) on Investments, Futures Contracts, and Foreign Currency, Net realized loss on futures contracts, and Net change in unrealized appreciation/depreciation on futures contracts.

Limitations on the Purchase and Sale of Futures Contracts, Certain Options, and Swaps. Subject to the guidelines of the Board, the Fund may engage in “commodity interest” transactions (generally, transactions in futures, certain options, certain currency transactions, and certain types of swaps) only for bona fide hedging or other permissible transactions in accordance with the rules and regulations of the Commodity Futures Trading Commission (“CFTC”). Pursuant to amendments by the CFTC to Rule 4.5 under the Commodity Exchange Act (“CEA”), the Adviser has filed a notice of exemption from registration as a “commodity pool operator” with respect to the Fund. The Fund and the Adviser are therefore not subject to registration or regulation as a commodity pool operator under the CEA. In addition, certain trading restrictions are now applicable to the Fund as of January 1, 2013. These trading restrictions permit the Fund to engage in commodity interest transactions that include (i) “bona fide hedging” transactions, as that term is defined and interpreted by the CFTC and its staff, without regard to the percentage of the Fund’s assets committed to margin and options premiums and (ii) non-bona fide hedging transactions, provided that the Fund does not enter into such non-bona fide hedging transactions if, immediately thereafter, either (a) the sum of the amount of initial margin deposits on the Fund’s existing futures positions or swaps positions and option or swaption premiums would exceed 5% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of the Fund’s commodity interest transactions would not exceed 100% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions. Therefore, in order to claim the Rule 4.5 exemption, the Fund is limited in its ability to invest in commodity futures, options, and certain types of swaps (including securities futures, broad based stock index futures, and financial futures contracts). As a result, in the future, the Fund will be more limited in its ability to use these instruments than in the past, and these limitations may have a negative impact on the ability of the Adviser to manage the Fund, and on the Fund’s performance.

Investments in Other Investment Companies. The Fund may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the 1940 Act) (the “Acquired Funds”) in accordance with the 1940 Act and related rules. Shareholders in the Fund would bear the pro rata portion of the periodic expenses of the Acquired Funds in addition to the Fund’s expenses. For the year ended December 31, 2014, the Fund’s pro rata portion of the periodic expenses charged by the Acquired Funds was less than 1 basis point.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Continued)

date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 10% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. For the restricted securities the Fund held as of December 31, 2014, refer to the Schedule of Investments.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Distributions to Shareholders. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to reclassifications of distributions, sale of passive foreign investment company securities, investments in registered investment companies, and disallowed expenses. These reclassifications have no impact on the NAV of the Fund. For the year ended

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Continued)

December 31, 2014, reclassifications were made to decrease net investment income by $61,421 and increase distributions in excess of net realized gain on investments, futures contracts, and foreign currency transactions by $155,529, with an offsetting adjustment to paid-in capital.

Under the Fund’s current common share distribution policy, the Fund declares and pays quarterly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution is determined after the end of the year. Pursuant to this policy, distributions during the year may be made in excess of required distributions. To the extent such distributions are made from current earnings and profits, they are considered ordinary income or long term capital gains. The Fund’s current distribution policy may restrict the Fund’s ability to pass through to shareholders all of its net realized long term capital gains as a Capital Gain Dividend and may cause such gains to be treated as ordinary income. Distributions sourced from paid-in capital should not be considered as dividend yield or the total return from an investment in the Fund. The Board will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s NAV and the financial market environment. The Fund’s distribution policy is subject to modification by the Board at any time.

Distributions to shareholders of the Fund’s Series C Auction Rate Cumulative Preferred Stock, 5.875% Series D Cumulative Preferred Stock, Series E Auction Rate Cumulative Preferred Stock, Series G Cumulative Preferred Stock, and 5.00% Series H Cumulative Preferred Stock (“Preferred Stock”) are recorded on a daily basis and are determined as described in Note 5.

The tax character of distributions paid during the years ended December 31, 2014 and 2013 was as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Common	Preferred	Common	Preferred
Distributions paid from:
Ordinary income (inclusive of short term capital gains)	$ 13,777,398	$ 1,572,922	$ 21,142,024	$ 2,306,290
Net long term capital gains	94,316,730	10,767,843	95,940,599	10,465,739
Return of capital	19,611,714	—	—	—
Total distributions paid	$127,705,842	$12,340,765	$117,082,623	$12,772,029

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of December 31, 2014, the components of accumulated earnings/losses on a tax basis were as follows:

Net unrealized appreciation on investments, futures contracts, and foreign currency translations	$783,538,040
Other temporary differences*	(329,089)

Total	$783,208,951

*	Other temporary differences were primarily due to distributions payable and mark-to-market adjustments on future contracts.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward for an unlimited period capital losses incurred. As a result of the rule, post enactment capital losses that are carried forward will retain their character as either short term or long term capital losses.

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Continued)

At December 31, 2014, the temporary differences between book basis and tax basis net unrealized appreciation on investments were primarily due to deferral of losses from wash sales for tax purposes and adjustments on the sale of securities no longer deemed passive foreign investment companies, and basis adjustments on investments in partnerships.

The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2014:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$1,027,613,754	$832,157,625	$(48,731,684)	$783,425,941

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended December 31, 2014, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2014, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Agreements and Transactions with Affiliates. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of the Fund’s average weekly net assets including the liquidation value of preferred stock. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs.

The Adviser has agreed to reduce the management fee on the incremental assets attributable to the Series C, Series D, and Series E Preferred Stock (“C, D, and E Preferred Stock”) if the total return of the NAV of the common shares of the Fund, including distributions and advisory fee subject to reduction, does not exceed the stated dividend rate or corresponding swap rate of the C, D, and E Preferred Stock for the year. The Fund’s total return on the NAV of the common shares is monitored on a monthly basis to assess whether the total return on the NAV of the common shares exceeds the stated dividend rate of the C, D, and E Preferred Stock for the period. For the year ended December 31, 2014, the Fund’s total return on the NAV of the common shares exceeded the dividend rate of the outstanding C and E Preferred Stock, but not on the outstanding D Preferred Stock. Thus, advisory fees were accrued on the liquidation value of the C and E Preferred Stock, and advisory fees on the liquidation value of the D Preferred Stock were reduced by $590,965.

During the year ended December 31, 2014, the Fund paid brokerage commissions on security trades of $63,822 to G.research, Inc., an affiliate of the Adviser.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. During the year ended December 31, 2014, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Continued)

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser). For the year ended December 31, 2014, the Fund paid or accrued $212,811 in payroll expenses in the Statement of Operations.

There was a reduction in the advisory fee paid to the Adviser relating to certain portfolio holdings, i.e., unsupervised assets, of the Fund with respect to which the Adviser transferred dispositive and voting control to the Fund’s Proxy Voting Committee. During the year ended December 31, 2014, the Fund’s Proxy Voting Committee exercised control and discretion over all rights to vote or consent with respect to such securities, and the Adviser reduced its fee with respect to such securities by $2,951.

The Fund pays each Director who is not considered an affiliated person an annual retainer of $15,000 plus $2,000 for each Board meeting attended. Each Director is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended. The Audit Committee Chairman receives an annual fee of $3,000, the Proxy Voting Committee Chairman receives an annual fee of $1,500, and the Nominating Committee Chairman and the Lead Director each receive an annual fee of $2,000. A Director may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2014, other than short term securities and U.S. Government obligations, aggregated $183,469,650 and $221,755,475, respectively.

5. Capital. The Fund’s Articles of Incorporation, as amended, permit the Fund to issue 246,000,000 shares of common stock (par value $0.001) and authorizes the Board to increase its authorized shares from time to time. The Board has authorized the repurchase of its shares on the open market when the shares are trading on the NYSE at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the years ended December 31, 2014 and 2013, the Fund did not repurchase any shares of its common stock in the open market.

Transactions in common shares were as follows:

	Year Ended		Year Ended
	December 31, 2014		December 31, 2013
	Shares	Amount	Shares	Amount
Increase from common shares issued in offering	27,405,612	$157,582,269	—	—
Net increase from common shares issued upon reinvestment of distributions	1,235,151	9,042,602	2,888,148	$18,998,599

Net increase	28,640,763	$166,624,871	2,888,148	$18,998,599

A shelf registration authorizing the offering of an additional $500 million of common or preferred shares was declared effective by the SEC on August 7, 2014.

On September 19, 2014, the Fund distributed one transferable right for each of the 191,839,279 common shares outstanding on that date. Seven rights were required to purchase one additional common share at the subscription price of $5.75 per share. On October 27, 2014, the Fund issued 27,405,612 common shares

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Continued)

receiving net proceeds of $156,969,797, after the deduction of offering expenses of $612,472. The NAV of the Fund was reduced by $0.12 per share on the day the additional shares were issued. The additional shares were issued below NAV.

The Fund’s Articles of Incorporation, as amended, authorize the issuance of up to 18,000,000 shares of $0.001 par value Preferred Stock. The Preferred Stock is senior to the common stock and results in the financial leveraging of the common stock. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on shares of the Preferred Stock are cumulative. The Fund is required by the 1940 Act and by the Articles Supplementary to meet certain asset coverage tests with respect to the Preferred Stock. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Series C, Series D, Series E, Series G, and Series H Preferred Stock at redemption prices of $25,000, $25, $25,000, $25, and $25, respectively, per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed and variable rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

For Series C and Series E Preferred Stocks, the dividend rates, as set by the auction process that is generally held every seven days, are expected to vary with short term interest rates. Since February 2008, the number of shares of Series C and Series E Preferred Stock subject to bid orders by potential holders has been less than the number of shares of Series C and Series E Preferred Stock subject to sell orders. Holders that have submitted sell orders have not been able to sell any or all of the Series C and Series E Preferred Stock for which they have submitted sell orders. Therefore the weekly auctions have failed, and the dividend rate has been the maximum rate. For Series C and Series E Preferred Stock, the maximum auction rate is 175% of the “AA” Financial Composite Commercial Paper Rate. Existing Series C and Series E shareholders may submit an order to hold, bid, or sell such shares on each auction date, or trade their shares in the secondary market.

The Fund may redeem at anytime, in whole or in part, the Series C, Series D, and Series E Preferred Stock at their respective redemption prices. In addition, the Board has authorized the repurchase of Series D Preferred Stock in the open market at prices less than the $25 liquidation value per share. During the years ended December 31, 2014 and 2013, the Fund did not repurchase or redeem any shares of Series C, Series D, and Series E Preferred Stock.

Commencing July 31, 2017 and September 27, 2017, and anytimes thereafter, the Fund, at its option, may redeem the Series G and Series H Preferred Stock, respectively, in whole or in part at the redemption price. In addition, the Board has authorized the repurchase of the Series G and Series H Preferred Stock in the open market at prices less than the $25 liquidation value per share. During the year ended December 31, 2014, the Fund repurchased 10,963 shares of the Series G Preferred Stock in the open market at a cost of $250,945 and an average discount of approximately 8.48% from its liquidation preference. During the year ended December 31, 2014, the Fund repurchased 3,300 shares of the Series H Preferred Stock in the open market at a cost of $74,778 and an average discount of approximately 9.40% from its liquidation preference.

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Continued)

The following table summarizes Cumulative Preferred Stock information:

Series	Issue Date	Issued/ Authorized	Number of Shares Outstanding at 12/31/2014	Net Proceeds	2014 Dividend Rate Range	Dividend Rate at 12/31/2014	Accrued Dividends at 12/31/2014
C Auction Rate	June 27, 2002	5,200	2,880	$128,246,557	0.070% to 0.263%	0.175%	$ 350
D 5.875%	October 7, 2003	3,000,000	2,363,860	$72,375,842	Fixed Rate	5.875%	$57,865
E Auction Rate	October 7, 2003	2,000	1,120	$49,350,009	0.070% to 0.210%	0.123%	$ 574
G 5.000%	August 1, 2012	2,816,524	2,803,961	$69,812,243	Fixed Rate	5.000%	$58,416
H 5.000%	September 28, 2012	4,200,000	4,186,973	$101,167,500	Fixed Rate	5.000%	$87,229

The holders of Preferred Stock generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common stock as a single class. The holders of Preferred Stock voting together as a single class also have the right currently to elect two Directors and under certain circumstances are entitled to elect a majority of the Board of Directors. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the preferred stock, voting as a single class, will be required to approve any plan of reorganization adversely affecting the preferred stock, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding preferred stock and a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.

6. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

7. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

The Gabelli Equity Trust Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

The Gabelli Equity Trust Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Equity Trust Inc. (hereafter referred to as the “Fund”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 26, 2015

The Gabelli Equity Trust Inc.

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Directors and officers and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Equity Trust Inc. at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[3]

INTERESTED DIRECTORS[4]:

Mario J. Gabelli, CFA Director and Chief Investment Officer Age: 72	Since 1986**	28	Chairman, Chief Executive Officer, and Chief Investment Officer–Value Portfolios of GAMCO Investors, Inc., and Chief Investment Officer–Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/ Trustee or Chief Investment Officer of other registered investment companies in the Gabelli/ GAMCO Fund Complex; Chief Executive Officer of GGCP, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group, Inc. (communications); Director of RLJ Acquisition Inc. (blank check company) (2011- 2012)

INDEPENDENT DIRECTORS[5]:
Anthony J. Colavita[6] Director Age: 79	Since 1999***	37	President of the law firm of Anthony J. Colavita, P.C.	—
James P. Conn[6] Director Age: 76	Since 1989*	21	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings Ltd. (1992-1998)	Director of First Republic Bank (banking) through January 2008

Frank J. Fahrenkopf, Jr. Director Age: 75	Since 1998***	8	Former President and Chief Executive Officer of the American Gaming Association (1995-2013); Co-Chairman of the Commission on Presidential Debates; Former Chairman of the Republican National Committee (1983-1989)	Director of First Republic Bank (banking)

Arthur V. Ferrara Director Age: 84	Since 2001**	8	Former Chairman of the Board and Chief Executive Officer of The Guardian Life Insurance Company of America (1993 – 1995)	—

William F. Heitmann Director Age: 65	Since 2012**	3	Senior Vice President of Finance, Verizon Communications, and President, Verizon Investment Management (1971-2010)	Director and Audit Committee Chair of DRS Technologies (defense electronic systems)

Anthony R. Pustorino Director Age: 89	Since 1986*	13	Certified Public Accountant; Professor Emeritus, Pace University	Director of the LGL Group, Inc. (diversified manufacturing) (2002-2011)

Salvatore J. Zizza Director Age: 69	Since 1986***	31	Chairman of Zizza & Associates Corp. (financial consulting); Chairman of Metropolitan Paper Recycling, Inc. (recycling) (since 2005); Chairman of Harbor Diversified, Inc. (pharmaceuticals) (since 1999); Chairman of BAM (semiconductor and aerospace manufacturing) (since 2000); Chairman of Bergen Cove Realty Inc. (since 2002)	Director and Vice Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified, Inc. (pharmaceuticals); Chairman of Bion Environmental Technologies (technology) (2005-2007); Director, Chairman, and CEO of General Employment Enterprises (staffing services) (2009-2012)

The Gabelli Equity Trust Inc.

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

Bruce N. Alpert President Age: 63	Since 2003	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; and an Officer of registered investment companies in the Gabelli/GAMCO Fund Complex; Director of Teton Advisors, Inc. 1998-2012; Chairman of Teton Advisors, Inc. 2008-2010; President of Teton Advisors, Inc. 1998-2008; Senior Vice President of GAMCO Investors, Inc. since 2008

Andrea R. Mango Vice President and Secretary Age: 42	Since November 2013	Counsel of Gabelli Funds, LLC; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company 2011-2013; Vice President and Counsel of Deutsche Bank 2006-2011

Agnes Mullady Treasurer Age: 56	Since 2006	President and Chief Operating Officer of the Open-End Fund Division of Gabelli Funds, LLC since September 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Fund Complex

Richard J. Walz Chief Compliance Officer Age: 55	Since November 2013	Chief Compliance Officer of the Gabelli/GAMCO Fund Complex; Chief Compliance Officer of AEGON USA Investment Management LLC 2011-2013; Chief Compliance Officer of Cutwater Asset Management 2004-2011

Carter W. Austin Vice President Age: 48	Since 2000	Vice President and/or Ombudsman of closed-end funds within the Gabelli/GAMCO Fund Complex; Senior Vice President of Gabelli Funds, LLC since 2015

Molly A.F. Marion Vice President and Ombudsman Age: 61	Since 2009	Vice President and/or Ombudsman of closed-end funds within the Gabelli/GAMCO Fund Complex; Vice President of GAMCO Investors, Inc. since 2012

David I. Schachter Vice President Age: 61	Since 2013	Vice President and/or Ombudsman of closed-end funds within the Gabelli/GAMCO Fund Complex; Senior Vice President of Gabelli Funds, LLC since 2015

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

The Fund’s Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

*	–	Term expires at the Fund’s 2015 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
**	–	Term expires at the Fund’s 2016 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
***	–	Term expires at the Fund’s 2017 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.
[3]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[4]

“Interested person” of the Fund as defined in the 1940 Act. Mr. Gabelli is considered an “interested person” because of his affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser.

[5]	Directors who are not interested persons are considered “Independent” Directors.
[6]	Represents holders of the Fund’s Preferred Stock.

THE GABELLI EQUITY TRUST INC.

INCOME TAX INFORMATION (Unaudited)

December 31, 2014

Cash Dividends and Distributions

Payable Date	Record Date	Total Amount Paid Per Share (a)	Ordinary Investment Income (a)	Long Term Capital Gains (a)	Return of Capital	Dividend Reinvestment Price
Common Stock
03/24/14	03/17/14	$0.15000	$0.01552	$0.11071	$0.02377	$7.36250
06/23/14	06/16/14	0.15000	0.01552	0.11071	0.02377	7.28000
09/23/14	09/16/14	0.15000	0.01552	0.11071	0.02377	6.55490
12/19/14	12/12/14	0.19000	0.01965	0.14024	0.03011	6.82560

		$0.64000	$0.06620	$0.47238	$0.10143
5.875% Series D Cumulative Preferred Stock
03/26/14	03/19/14	$0.36719	$0.04513	$0.32206	—
06/26/14	06/19/14	0.36719	0.04513	0.32206	—
09/26/14	09/19/14	0.36719	0.04513	0.32206	—
12/26/14	12/18/14	0.36719	0.04513	0.32206	—

		$1.46875	$0.18053	$1.28822	—
Series G Cumulative Preferred Stock
03/26/14	03/19/14	$0.31250	$0.03840	$0.27410	—
06/26/14	06/19/14	0.31250	0.03840	0.27410	—
09/26/14	09/19/14	0.31250	0.03840	0.27410	—
12/26/14	12/18/14	0.31250	0.03840	0.27410	—

		$1.25000	$0.15360	$1.09640	—
5.000% Series H Cumulative Preferred Stock
03/26/14	03/19/14	$0.31250	$0.03840	$0.27410	—
06/26/14	06/19/14	0.31250	0.03840	0.27410	—
09/26/14	09/19/14	0.31250	0.03840	0.27410	—
12/26/14	12/18/14	0.31250	0.03840	0.27410	—

		$1.25000	$0.15360	$1.09640	—

Auction Rate Series C and E Cumulative Preferred Stock

Auction Rate Preferred Stocks pay dividends weekly based on the maximum rate. The distributions derived from long term capital gains for the Auction Rate Series C and Series E Cumulative Preferred Stock were $78,165 and $28,545, respectively.

A Form 1099-DIV has been mailed to all shareholders of record which sets forth specific amounts to be included in the 2014 tax returns. Ordinary income distributions include net investment income and realized net short term capital gains, if any. Ordinary income is reported in box 1a of Form 1099-DIV. Capital gain distributions are reported in box 2a of Form 1099-DIV. The long term gain distributions for the year ended December 31, 2014 were $105,084,573.

Corporate Dividends Received Deduction, Qualified Dividend Income, and U.S. Government Securities Income

In 2014, the Fund paid to common, 5.875% Series D, Series G, and 5.000% Series H preferred shareholders ordinary income dividends totaling $0.06620, $0.18053, $0.15360, and $0.15360 per share, respectively. The Fund paid weekly distributions to auction rate Series C and Series E preferred shareholders at varying rates throughout the year, including an ordinary income dividend totaling $3.83858 and $3.66896 per share, respectively, in 2014. For the year ended December 31, 2014, 100% of the ordinary income dividend qualified for the dividend received deduction available to corporations, and 100% of the ordinary income distribution was deemed qualified dividend income and is reported in box 1b on Form 1099-DIV. The percentage of the ordinary income dividends paid by the Fund during 2014 derived from U.S. Government securities was 0.03%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Fund did not meet this strict requirement in 2014. The percentage of U.S. Government securities held as of December 31, 2014 was 5.31%. For the year ended December 31, 2014, 0.38% of the ordinary income dividend was qualified interest income.

THE GABELLI EQUITY TRUST INC.

INCOME TAX INFORMATION (Unaudited) (Continued)

December 31, 2014

Historical Distribution Summary

	Investment Income (b)	Short Term Capital Gains (b)	Long Term Capital Gains	Non-Taxable Return of Capital	Undistributed Long Term Capital Gains	Taxes Paid on Undistributed Capital Gains (c)	Total Distributions(a)	Adjustment to Cost Basis
Common Stock
2014	$0.04848	$0.01772	$0.47238	$0.10143	—	—	$0.64000	$0.10143	–
2013	0.05000	0.06250	0.50750	—	—	—	0.62000	—
2012	0.05800	0.10800	—	0.39400	—	—	0.56000	0.39400	–
2011	0.01676	0.00430	—	0.54895	—	—	0.57000	0.54895	–
2010	—	—	—	0.51000	—	—	0.51000	0.51000	–
2009	0.00040	—	—	0.71960	—	—	0.72000	0.71960	–
2008	0.01000	—	—	0.79000	—	—	0.80000	0.79000	–
2007 (d)	0.10455	0.05323	0.52679	0.63543	—	—	1.32000	0.63543	–
2006	0.15690	0.06400	0.65910	—	—	—	0.88000	—
2005 (e)	0.08756	0.00672	0.75572	—	—	—	0.85000	—
5.875% Series D Cumulative Preferred Stock
2014	$0.13222	$0.04831	$1.28822	—	—	—	$1.46875	—
2013	0.11822	0.14819	1.20234	—	—	—	1.46875	—
2012	0.51428	0.95447	—	—	—	—	1.46875	—
2011	1.16910	0.29965	—	—	—	—	1.46875	—
2010	1.05723	—	—	$0.41152	—	—	1.46875	$0.41152	–
2009	1.46875	—	—	—	—	—	1.46875	—
2008	1.46875	—	—	—	—	—	1.46875	—
2007	0.22096	0.11474	1.13305	—	—	—	1.46875	—
2006	0.26193	0.10688	1.09994	—	—	—	1.46875	—
2005	0.14405	0.01170	1.31300	—	—	—	1.46875	—
Series G Cumulative Preferred Stock
2014	$0.11240	$0.04120	$1.09640	—	—	—	$1.25000	—
2013	0.11270	0.14110	1.14550	—	—	—	1.39930	—
2012	0.21155	0.39262	—	—	—	—	0.60417	—
5.000% Series H Cumulative Preferred Stock
2014	$0.11240	$0.04120	$1.09640	—	—	—	$1.25000	—
2013	0.10080	0.12600	1.02320	—	—	—	1.25000	—
2012	0.10700	0.19860	—	—	—	—	0.30560	—

THE GABELLI EQUITY TRUST INC.

INCOME TAX INFORMATION (Unaudited) (Continued)

December 31, 2014

Historical Distribution Summary (Continued)

	Investment Income	Short Term Capital Gains (b)	Long Term Capital Gains	Non-Taxable Return of Capital	Undistributed Long Term Capital Gains	Taxes Paid on Undistributed Capital Gains (c)	Total Distributions(a)	Adjustment to Cost Basis
Auction Rate Series C Cumulative Preferred Stock
2014	$2.81131	$1.02727	$27.39142	—	—	—	$31.23000	—
2013	2.49523	3.12766	25.37712	—	—	—	31.00000	—
2012	13.04312	24.20688	—	—	—	—	37.25000	—
2011	29.61842	7.59158	—	—	—	—	37.21000	—
2010	47.84624	—	—	$18.62376	—	—	66.47000	$18.62376	–
2009	70.60000	—	—	—	—	—	70.60000	—
2008	760.66000	—	—	—	—	—	760.66000	—
2007	203.92150	105.89030	1,045.88200	—	—	—	1,355.50000	—
2006	219.92983	89.73249	923.57769	—	—	—	1,233.24000	—
2005	83.01020	6.73650	756.60330	—	—	—	846.35000	—
Auction Rate Series E Cumulative Preferred Stock
2014	$2.68709	$0.98187	$26.18104	—	—	—	$29.85000	—
2013	2.56686	3.21745	26.10568	—	—	—	31.89000	—
2012	12.47587	23.15413	—	—	—	—	35.63000	—
2011	27.47723	7.04277	—	—	—	—	34.52000	—
2010	48.73162	—	—	$18.96838	—	—	67.70000	$18.96838	–
2009	65.24000	—	—	—	—	—	65.24000	—
2008	783.29000	—	—	—	—	—	783.29000	—
2007	199.17211	103.42412	1,021.33377	—	—	—	1,323.93000	—
2006	218.22316	89.03616	916.41068	—	—	—	1,223.67000	—
2005	82.44330	6.69050	751.43620	—	—	—	840.57000	—

(a)	Total amounts may differ due to rounding.
(b)	Taxable as ordinary income.
(c)	Net Asset Value was reduced by this amount on the last business day of the year. Non-taxable.
(d)	On June 28, 2007, the Fund distributed shares of The Gabelli Healthcare & WellnessRx Trust valued at $8.40 per share.
(e)	On September 21, 2005, the Fund also distributed Rights equivalent to $0.21 per share based upon full subscription of all issued shares.
-	Decrease in cost basis

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

AUTOMATIC DIVIDEND REINVESTMENT

AND VOLUNTARY CASH PURCHASE PLANS

Enrollment in the Plan

It is the policy of The Gabelli Equity Trust Inc. (the “Fund”) to automatically reinvest dividends payable to common shareholders. As a “registered” shareholder, you automatically become a participant in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”). The Plan authorizes the Fund to credit shares of common stock to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their stock certificates to Computershare Trust Company, N.A. (“Computershare”) to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

The Gabelli Equity Trust Inc.

c/o Computershare

P.O. Box 30170

College Station, TX 77842-3170

Shareholders requesting this cash election must include the shareholder’s name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan may contact Computershare at (800) 336-6983.

If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of “street name” and re-registered in your own name. Once registered in your own name, your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in “street name” at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

The number of shares of common stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Fund’s common stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of common stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund’s common stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange (“NYSE”) trading day, the next trading day. If the net asset value of the common stock at the time of valuation exceeds the market price of the common stock, participants will receive shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, Computershare will buy common stock in the open market, or on the NYSE or elsewhere, for the participants’ accounts, except that Computershare will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common stock exceeds the then current net asset value.

The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

Voluntary Cash Purchase Plan

The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to Computershare for investments in the Fund’s shares at the then current market price. Shareholders may send an amount from $250 to $10,000. Computershare will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. Computershare will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to Computershare, P.O. Box 43010, Providence, RI 02940–3010 such that Computershare receives such payments approximately 10 days before the 1st and 15th of the month. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by Computershare at least 48 hours before such payment is to be invested.

Shareholders wishing to liquidate shares held at Computershare must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address, and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Fund.

The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by Computershare on at least 90 days written notice to participants in the Plan.

THE GABELLI EQUITY TRUST INC.

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Mario J. Gabelli, CFA, is Chairman and Chief Executive Officer of GAMCO Investors, Inc. that he founded in 1977 and Chief Investment Officer – Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

Christopher J. Marangi joined Gabelli in 2003 as a research analyst. He currently serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Marangi graduated magna cum laude and Phi Beta Kappa with a BA in Political Economy from Williams College and holds an MBA with honors from Columbia Business School.

Kevin V. Dreyer joined Gabelli in 2005 as a research analyst covering companies within the consumer sector. He currently serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Dreyer received a BSE from the University of Pennsylvania and an MBA from Columbia Business School.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “General Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “General Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGABX.”

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may, from time to time, purchase its common shares in the open market when the Fund’s shares are trading at a discount of 10% or more from the net asset value of the shares. The Fund may also, from time to time, purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

THE GABELLI EQUITY TRUST INC.

One Corporate Center

Rye, NY 10580-1422

t  800-GABELLI (800-422-3554)

f  914-921-5118

e  info@gabelli.com

   GABELLI.COM

DIRECTORS	OFFICERS

Mario J. Gabelli, CFA

Chairman & Chief Executive Officer,

GAMCO Investors, Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

James P. Conn

Former Managing Director &

Chief Investment Officer,

Financial Security Assurance

Holdings Ltd.

Frank J. Fahrenkopf, Jr.

Former President &

Chief Executive Officer,

American Gaming Association

Arthur V. Ferrara

Former Chairman &

Chief Executive Officer,

Guardian Life Insurance

Company of America

William F. Heitmann

Former Senior Vice President

of Finance,

Verizon Communications, Inc.

Anthony R. Pustorino

Certified Public Accountant,

Professor Emeritus,

Pace University

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

Bruce N. Alpert

President

Andrea R. Mango

Secretary & Vice President

Agnes Mullady

Treasurer

Richard J. Walz

Chief Compliance Officer

Carter W. Austin

Vice President

Molly A.F. Marion

Vice President & Ombudsman

David I. Schachter

Vice President

INVESTMENT ADVISER

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

CUSTODIAN

The Bank of New York Mellon

COUNSEL

Willkie Farr & Gallagher LLP

TRANSFER AGENT AND

REGISTRAR

Computershare Trust Company, N.A.

GAB Q4/2014

Item 2.	Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Directors has determined that Anthony R. Pustorino is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $47,471 for 2013 and $48,895 for 2014.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2013 and $0 for 2014. Audit-related fees represent services provided in the preparation of Preferred Shares Reports.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $4,370 for 2013 and $4,500 for 2014. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $7,500 for 2013 and $7,500 for 2014. All other fees represent services provided in review of registration statement.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) 100%

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $246,060 for 2013 and $304,860 for 2014.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed registrants.

The registrant has a separately designated audit committee consisting of the following members: Anthony R. Pustorino.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

The Voting of Proxies on Behalf of Clients

Rules 204(4)-2 and 204-2 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.

These procedures will be used by GAMCO Asset Management Inc., Gabelli Funds, LLC, Gabelli Securities, Inc., and Teton Advisors, Inc. (collectively, the “Advisers”) to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client’s proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).

I.	Proxy Voting Committee

The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee.

Meetings are held as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.

In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Corporate Governance Service (“ISS”), other third-party services and the analysts of Gabelli & Company, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is (1) consistent with the recommendations of the issuer’s Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer’s Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

1

All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of ISS or other third party services and the analysts of Gabelli & Company, Inc., will be presented to the Proxy Voting Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

A.	Conflicts of Interest.

The Advisers have implemented these proxy voting procedures in order to prevent conflicts of interest from influencing their proxy voting decisions. By following the Proxy Guidelines, as well as the recommendations of ISS, other third-party services and the analysts of Gabelli & Company, the Advisers are able to avoid, wherever possible, the influence of potential conflicts of interest. Nevertheless, circumstances may arise in which one or more of the Advisers are faced with a conflict of interest or the appearance of a conflict of interest in connection with its vote. In general, a conflict of interest may arise when an Adviser knowingly does business with an issuer, and may appear to have a material conflict between its own interests and the interests of the shareholders of an investment company managed by one of the Advisers regarding how the proxy is to be voted. A conflict also may exist when an Adviser has actual knowledge of a material business arrangement between an issuer and an affiliate of the Adviser.

In practical terms, a conflict of interest may arise, for example, when a proxy is voted for a company that is a client of one of the Advisers, such as GAMCO Asset Management Inc. A conflict also may arise when a client of one of the Advisers has made a shareholder proposal in a proxy to be voted upon by one or more of the Advisers. The Director of Proxy Voting Services, together with the Legal Department, will scrutinize all proxies for these or other situations that may give rise to a conflict of interest with respect to the voting of proxies.

B.	Operation of Proxy Voting Committee

For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by Gabelli & Company, Inc. analysts. The Chief Investment Officer or the Gabelli & Company, Inc. analysts may be invited to present their viewpoints. If the Director of Proxy Voting Services or the Legal Department believe that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel will

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provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of Advisers may diverge, counsel will so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action.

Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. Written minutes of all Proxy Voting Committee meetings will be maintained. The Advisers subscribe to ISS, which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.

If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter will be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

II.	Social Issues and Other Client Guidelines

If a client has provided special instructions relating to the voting of proxies, they should be noted in the client’s account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers’ policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers will abstain with respect to those shares.

III.	Client Retention of Voting Rights

If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.

- Operations

- Legal Department

- Proxy Department

- Investment professional assigned to the account

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In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.

IV.	Voting Records

The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers will supply information on how an account voted its proxies upon request.

A letter is sent to the custodians for all clients for which the Advisers have voting responsibility instructing them to forward all proxy materials to:

[Adviser name]

Attn: Proxy Voting Department

One Corporate Center

Rye, New York 10580-1433

The sales assistant sends the letters to the custodians along with the trading/DTC instructions. Proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

V.	Voting Procedures

1.    Custodian banks, outside brokerage firms and clearing firms are responsible for forwarding proxies directly to the Advisers.

Proxies are received in one of two forms:

—

Shareholder Vote Authorization Forms (“VAFs”) - Issued by Broadridge Financial Solutions, Inc. (“Broadridge”) VAFs must be voted through the issuing institution causing a time lag. Broadridge is an outside service contracted by the various institutions to issue proxy materials.

—	Proxy cards which may be voted directly.

2.    Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system according to security.

3.    In the case of a discrepancy such as an incorrect number of shares, an improperly signed or dated card, wrong class of security, etc., the issuing custodian is notified by phone. A corrected proxy is requested. Any arrangements are made to insure that a proper proxy is received in time to be voted (overnight delivery, fax, etc.). When securities are out on loan on record date, the custodian is requested to supply written verification.

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4.  Upon receipt of instructions from the proxy committee (see Administrative), the votes are cast and recorded for each account on an individual basis.

Records have been maintained on the Proxy Edge system. The system is backed up regularly.

Proxy Edge records include:

Security Name and Cusip Number

Date and Type of Meeting (Annual, Special, Contest)

Client Name

Adviser or Fund Account Number

Directors’ Recommendation

How GAMCO voted for the client on each issue

5.  VAFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

6.  Shareholder Vote Authorization Forms issued by Broadridge are always sent directly to a specific individual at Broadridge.

7.  If a proxy card or VAF is received too late to be voted in the conventional matter, every attempt is made to vote on one of the following manners:

—	VAFs can be faxed to Broadridge up until the time of the meeting. This is followed up by mailing the original form.

—	When a solicitor has been retained, the solicitor is called. At the solicitor’s direction, the proxy is faxed.

8. In the case of a proxy contest, records are maintained for each opposing entity.

9. Voting in Person

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a) At times it may be necessary to vote the shares in person. In this case, a “legal proxy” is obtained in the following manner:

—	Banks and brokerage firms using the services at Broadridge:

     The back of the VAF is stamped indicating that we wish to vote in person. The forms are then sent overnight to Broadridge. Broadridge issues individual legal proxies and sends them back via overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using Broadridge may be implemented.

—	Banks and brokerage firms issuing proxies directly:

     The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

“Representative of [Adviser name] with full power of substitution.”

b)    The legal proxies are given to the person attending the meeting along with the following supplemental material:

—	A limited Power of Attorney appointing the attendee an Adviser representative.
—

A list of all shares being voted by custodian only. Client names and account numbers are not included. This list must be presented, along with the proxies, to the Inspectors of Elections and/or tabulator at least one-half hour prior to the scheduled start of the meeting. The tabulator must “qualify” the votes (i.e. determine if the vote have previously been cast, if the votes have been rescinded, etc. vote have previously been cast, etc.).

—	A sample ERISA and Individual contract.
—	A sample of the annual authorization to vote proxies form.
—	A copy of our most recent Schedule 13D filing (if applicable).

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Appendix A

Proxy Guidelines

PROXY VOTING GUIDELINES

GENERAL POLICY STATEMENT

It is the policy of GAMCO Investors, Inc. to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither for nor against management. We are for shareholders.

At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

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BOARD OF DIRECTORS

The advisers do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

—	Historical responsiveness to shareholders

This may include such areas as:

-Paying greenmail

-Failure to adopt shareholder resolutions receiving a majority of shareholder votes

—	Qualifications
—	Nominating committee in place
—	Number of outside directors on the board
—	Attendance at meetings
—	Overall performance

SELECTION OF AUDITORS

In general, we support the Board of Directors’ recommendation for auditors.

BLANK CHECK PREFERRED STOCK

We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.

CLASSIFIED BOARD

A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board’s historical responsiveness to the rights of shareholders.

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Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.

INCREASE AUTHORIZED COMMON STOCK

The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

—	Future use of additional shares

-Stock split

-Stock option or other executive compensation plan

-Finance growth of company/strengthen balance sheet

-Aid in restructuring

-Improve credit rating

-Implement a poison pill or other takeover defense

—	Amount of stock currently authorized but not yet issued or reserved for stock option plans
—	Amount of additional stock to be authorized and its dilutive effect

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.

CONFIDENTIAL BALLOT

We support the idea that a shareholder’s identity and vote should be treated with confidentiality.

However, we look at this issue on a case-by-case basis.

In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

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CUMULATIVE VOTING

In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

DIRECTOR LIABILITY AND INDEMNIFICATION

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.

EQUAL ACCESS TO THE PROXY

The SEC’s rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents’ written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.

FAIR PRICE PROVISIONS

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

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We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.

GOLDEN PARACHUTES

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis.

Note: Congress has imposed a tax on any parachute that is more than three times the executive’s average annual compensation.

ANTI-GREENMAIL PROPOSALS

We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.

LIMIT SHAREHOLDERS’ RIGHTS TO CALL SPECIAL MEETINGS

We support the right of shareholders to call a special meeting.

CONSIDERATION OF NONFINANCIAL EFFECTS OF A MERGER

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger’s effects on employees, the community, and consumers.

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As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.

MERGERS, BUYOUTS, SPIN-OFFS, RESTRUCTURINGS

Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.

MILITARY ISSUES

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the client’s direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

NORTHERN IRELAND

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

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OPT OUT OF STATE ANTI-TAKEOVER LAW

This shareholder proposal requests that a company opt out of the coverage of the state’s takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company’s stock before the buyer can exercise control unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

—	State of Incorporation
—	Management history of responsiveness to shareholders
—	Other mitigating factors

POISON PILL

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.

REINCORPORATION

Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

STOCK OPTION PLANS

Stock option plans are an excellent way to attract, hold and motivate directors and employees. However, each stock option plan must be evaluated on its own merits, taking into consideration the following:

—	Dilution of voting power or earnings per share by more than 10%
—	Kind of stock to be awarded, to whom, when and how much
—	Method of payment

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—	Amount of stock already authorized but not yet issued under existing stock option plans

SUPERMAJORITY VOTE REQUIREMENTS

Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals’ approvals by a simple majority of the shares voting.

LIMIT SHAREHOLDERS RIGHT TO ACT BY WRITTEN CONSENT

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.

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Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

PORTFOLIO MANAGERS

Mario J. Gabelli, CFA, is Chairman and Chief Executive Officer of GAMCO Investors, Inc. that he founded in 1977 and Chief Investment Officer – Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

Kevin V. Dreyer joined Gabelli in 2005 as a research analyst covering companies within the consumer sector. He currently serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Dreyer received a BSE from the University of Pennsylvania and an MBA from Columbia Business School.

Christopher J. Marangi joined Gabelli in 2003 as a research analyst. He currently serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Marangi graduated magna cum laude and Phi Beta Kappa with a BA in Political Economy from Williams College and holds an MBA with honors from Columbia Business School.

MANAGEMENT OF OTHER ACCOUNTS

Information provided as of December 31, 2014

The table below shows the number of other accounts managed by the portfolio manager and the total assets in each of the following categories: registered investment companies, other paid investment vehicles and other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
1. Mario J. Gabelli	Registered Investment Companies:	26	24.2B	5	3.5B
	Other Pooled Investment Vehicles:	15	634.6M	13	626.7M
	Other Accounts:	1,658	18.7B	23	2.4B
2. Kevin V. Dreyer	Registered Investment Companies:	6	6.4B	1	2.4B
	Other Pooled Investment Vehicles:	0	0	0	0

	Other Accounts:	323	1.1B	1	9.2M
3. Christopher J. Marangi	Registered Investment Companies:	6	7.1B	2	2.7B
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	329	1.2B	2	21.2M

POTENTIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a Portfolio Manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION. Because the portfolio managers manage many accounts, they may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if they were to devote all of their attention to the management of only a few accounts.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. If the portfolio managers identify an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among all or many of these accounts or other accounts managed primarily by other portfolio managers of the Adviser, and their affiliates.

SELECTION OF BROKER/DEALERS. Because of Mr. Gabelli’s indirect majority ownership interest in G.research, Inc., he may have an incentive to use G.research to execute portfolio transactions for a Fund.

PURSUIT OF DIFFERING STRATEGIES. At times, the portfolio managers may determine that an investment opportunity may be appropriate for only some of the accounts for which they exercises investment responsibility, or may decide that certain of these accounts should take differing positions with respect to a particular security. In these cases, the portfolio managers may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more of their accounts.

VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the accounts that they manage. If the structure of the Adviser’s management fee or the portfolio manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the portfolio managers may be motivated to favor certain accounts over others. The portfolio managers also may be motivated to favor accounts in which they have an investment interest, or in which the Adviser, or its affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager’s performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager. For example, as reflected above, if the Portfolio Manager manages accounts which have performance fee arrangements, certain portions of his/her compensation will depend on the achievement of performance milestones on those accounts. The Portfolio Manager could be incented to afford preferential treatment to those accounts and thereby be subject to a potential conflict of interest.

The Adviser and the Funds have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and their staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

COMPENSATION STRUCTURE FOR MARIO J. GABELLI

Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Fund. Net revenues are determined by deducting from gross investment management fees the firm’s expenses (other than Mr. Gabelli’s compensation) allocable to this Fund. Five closed-end registered investment companies (including this Fund) managed by Mr. Gabelli have arrangements whereby the Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Additionally, he receives similar incentive based variable compensation for managing other accounts within the firm and its affiliates. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. One of the other closed-end registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component is based on a percentage of net revenues to the investment adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Adviser’s parent company, GBL, Mr. Gabelli also receives ten percent of the net operating profits of the parent company. He receives no base salary, no annual bonus, and no stock options.

COMPENSATION STRUCTURE FOR PORTFOLIO MANAGERS OF THE ADVISER OTHER THAN MARIO GABELLI

The compensation of the Portfolio Managers for the Fund is structure to enable the Adviser to attract and retain highly qualified professionals in a competitive environment. The Portfolio Managers receive a compensation package that includes a minimum draw or base salary, equity-based incentive compensation via awards of restricted stock, and incentive-based variable compensation based on a percentage of net revenue received by the Adviser for managing a Fund to the extent that the amount exceeds a minimum level of compensation. Net revenues are determined by deducting from gross investment management fees certain of the firm’s expenses (other than the respective Portfolio Manager’s compensation) allocable to the respective Fund (the incentive-based variable compensation for managing other accounts is also based on a percentage of net revenues to the investment adviser for managing the account). This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of equity-based incentive and incentive-based variable compensation is based on an evaluation by the Adviser’s parent, GBL, of quantitative and qualitative performance evaluation criteria. This evaluation takes into account, in a broad sense, the performance of the accounts managed by the Portfolio Manager, but the level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. Generally, greater consideration is given to the performance of larger accounts and to longer term performance over smaller accounts and short-term performance.

OWNERSHIP OF SHARES IN THE FUND

Mario J. Gabelli, Kevin V. Dreyer and Christopher J. Marangi each owned over $1,000,000, $1-$10,000 and $10,001-$50,000, respectively, of shares of the Trust as of December 31, 2014.

(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 07/01/14 through 07/31/14	Common – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A	Common – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A	Common – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A	Common – 191,839,279 Preferred Series D – 2,363,860 Preferred Series G – 2,814,424 Preferred Series H – 4,186,973
Month #2 08/01/14 through 08/31/14	Common – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A	Common – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A	Common – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A	Common – 191,839,279 Preferred Series D – 2,363,860 Preferred Series G – 2,814,424 Preferred Series H – 4,186,973
Month #3 9/01/14 through 9/30/14	Common – N/A Preferred Series D – N/A Preferred Series G – 7,163 Preferred Series H – N/A	Common – N/A Preferred Series D – N/A Preferred Series G – $22.97 Preferred Series H – N/A	Common – N/A Preferred Series D – N/A Preferred Series G – 7,163 Preferred Series H – N/A	Common – 191,839,279 Preferred Series D – 2,363,860 Preferred Series G – 2,814,424 – 7,163 = 2,807,261 Preferred Series H – 4,186,973

Month #4 10/01/14 through 10/31/14	Common – N/A Preferred Series D – N/A Preferred Series G – 3,300 Preferred Series H – N/A	Common – N/A Preferred Series D – N/A Preferred Series G – $22.81 Preferred Series H – N/A	Common – N/A Preferred Series D – N/A Preferred Series G – 3,300 Preferred Series H – N/A	Common – 219,244,891 Preferred Series D – 2,363,860 Preferred Series G – 2,807,261 – 3,300 = 2,803,961 Preferred Series H – 4,186,973
Month #5 11/01/14 through 11/30/14	Common – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A	Common – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A	Common – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A	Common – 219,244,891 Preferred Series D – 2,363,860 Preferred Series G – 2,803,961 Preferred Series H – 4,186,973
Month#6 12/01/14 through 12/31/14	Common – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A	Common – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A	Common – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A	Common – 219,244,891 Preferred Series D – 2,363,860 Preferred Series G – 2,803,961 Preferred Series H – 4,186,973
Total	Common – N/A Preferred Series D – N/A Preferred Series G – 10,463 Preferred Series H – N/A	Common – N/A Preferred Series D – N/A Preferred Series G – $22.92 Preferred Series H – N/A	Common – N/A Preferred Series D – N/A Preferred Series G – 10,463 Preferred Series H –N/A	N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.	The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund’s quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b.	The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 10% or more from the net asset value of the shares.

Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value of $25.00.

c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.

d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.

e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

(12.other)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Gabelli Equity Trust Inc.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	3/09/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	3/09/2015

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date	3/09/2015

* Print the name and title of each signing officer under his or her signature.